UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

September 30, 2015

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles Limited Term Government

and Agency Fund

Portfolio Review  page 1

Portfolio of Investments  page 20

Financial Statements  page  63

Notes to Financial Statements  page 81

LOOMIS SAYLES CORE PLUS BOND FUND

Managers	Symbols
Peter W. Palfrey, CFA®	Class A	NEFRX
Richard G. Raczkowski	Class B	NERBX
Loomis, Sayles & Company, L.P.	Class C	NECRX
	Class N	NERNX
	Class Y	NERYX

Objective

The Fund seeks high total investment return through a combination of current income and capital appreciation

Market Conditions

Falling commodity prices and a strengthening U.S. dollar characterized the reporting period. Commodity prices declined significantly, with oil falling approximately 50 percent. The U.S. dollar generally advanced versus most currencies due to global divergence of economic growth and central bank policy. Most emerging market currencies declined versus their developed market counterparts, and commodity exporters were the hardest hit.

In the second half of the period, the world’s two largest economies — the U.S. and China — dominated the landscape. Investors generally expected the Federal Reserve (the Fed) to tighten monetary policy in September, but the Fed kept short-term rates unchanged due to global economic and market turbulence triggered by China’s economic slowdown. The market interpreted the Fed’s decision as confirmation of global growth risks, which further strained commodities, emerging markets and other risk assets.

Developed market government bonds posted positive local currency returns, benefiting from investor risk aversion caused by sluggish global demand and commodity price weakness. Investment grade corporates underperformed government bonds. However, slower growth in China, commodity price pressures and uncertainty about the Fed rate increase weighed more heavily on high yield and emerging market bonds.

Performance Results

For the 12 months ended September 30, 2015, Class A shares of the Loomis Sayles Core Plus Bond Fund returned -3.13% at net asset value. The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 2.94%.

Explanation of Fund Performance

The Fund’s holdings denominated in the Brazilian real, Mexican peso and Philippine peso hurt relative performance as the U.S. dollar strengthened during the period. In addition, an out-of-benchmark allocation to high yield holdings, particularly industrials, detracted from performance. Energy-related names were the largest laggards due to the prolonged decline in oil prices. Investment grade corporates also underperformed relative to the benchmark, primarily due to security selection and an overweight allocation to the industrials sector. In

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addition, selected Yankee bonds (U.S. dollar-denominated bonds issued by non-U.S. entities) detracted from results and limited the overall performance of the Fund’s government-related allocation. Meanwhile, security selection among U.S. Treasuries, along with an underweight allocation to the sector, detracted from relative performance.

The Fund’s longer duration (greater price sensitivity to interest rate changes) posture contributed to performance as the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) flattened with longer-term rates moving lower. Security selection among electric utilities also aided relative performance.

Outlook

We expect the Fed will begin tightening in the fourth quarter of 2015 with one rate hike followed by a 25 basis point increase at every other policy meeting, perhaps until a terminal federal funds rate of 2.50% is reached.

We have sought to position the Fund for continued expansion of the U.S. and global economies, emphasizing securities we believe will benefit from improved global growth. Specifically, the Fund has underweight positions in currently overpriced government bonds and overweight positions in spread (non-nominal Treasury) sectors, including high yield, emerging markets, Yankee corporates, foreign currency (Mexico and Philippines), energy-related bonds and Treasury inflation-protected securities (TIPS).

Within the investment grade credit allocation, the Fund has an underweight position in U.S. securities and an overweight position in Yankee bonds. We believe the U.S. investment grade sector still looks attractive but is approaching the late-expansion cycle, making it vulnerable to releveraging events, including mergers and acquisitions, stock buybacks and increased stock dividends. The Fund is near its maximum allocation to high yield, with a bias toward higher-rated securities in the 5- to 10-year maturity range. We believe investment grade structured products, including asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), remain sources of high quality, shorter-maturity yield and liquidity.

The Fund has significant direct exposure to the energy sector through investment grade and high yield bonds and indirect exposure through energy-influenced currency and sovereign exposure. The Fund’s non-U.S. dollar allocation is slightly less than 3% in pro-cyclical currencies and offers significant carry and yield advantages. This should mitigate the effects of additional modest U.S. dollar appreciation as markets anticipate the start of Fed tightening. Additionally, the Fund has an underweight position to mortgages, which have provided high quality yield but look relatively expensive and may be vulnerable to a significant duration extension or shortening, should rates rise or fall much beyond recent ranges.

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LOOMIS SAYLES CORE PLUS BOND FUND

Growth of $10,000 Investment in Class A Shares3

September 30, 2005 through September 30, 2015

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Average Annual Total Returns — September 30, 20153

	1 Year	5 Years	10 Years	Life of Class N

Class A (Inception 11/7/73)
NAV	-3.13%	3.91%	5.89%	—%
With 4.50% Maximum Sales Charge[4]	-7.48	2.96	5.40	—

Class B (Inception 9/13/93)
NAV	-3.82	3.14	5.10	—
With CDSC[1]	-8.50	2.79	5.10	—

Class C (Inception 12/30/94)
NAV	-3.86	3.12	5.09	—
With CDSC[1]	-4.80	3.12	5.09

Class N (Inception 2/1/13)
NAV	-2.82	—	—	0.99

Class Y (Inception 12/30/94)
NAV	-2.89	4.17	6.16	—

Comparative Performance
Barclays U.S. Aggregate Bond Index[2]	2.94	3.10	4.64	2.15

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4	Effective November 2, 2015, the maximum sales charge was reduced to 4.25%. See Note 12 of Notes to Financial Statements.

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LOOMIS SAYLES HIGH INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A	NEFHX
Elaine M. Stokes	Class B	NEHBX
Loomis, Sayles & Company, L.P.	Class C	NEHCX
	Class Y	NEHYX

Objective

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return

Market Conditions

Falling commodity prices and a strengthening U.S. dollar characterized the reporting period. Commodity prices declined significantly, with oil falling approximately 50 percent. The U.S. dollar generally advanced versus most currencies due to global divergence of economic growth and central bank policy. Most emerging market currencies declined versus their developed market counterparts, and commodity exporters were the hardest hit.

In the second half of the period, the world’s two largest economies — the U.S. and China — dominated the landscape. Investors generally expected the Federal Reserve (the Fed) to tighten monetary policy in September, but the Fed kept short-term rates unchanged due to global economic and market turbulence triggered by China’s economic slowdown. The market interpreted the Fed’s decision as confirmation of global growth risks, which further strained commodities, emerging markets and other risk assets.

Developed market government bonds posted positive local currency returns, benefiting from investor risk aversion caused by sluggish global demand and commodity price weakness. Investment grade corporates underperformed government bonds. However, slower growth in China, commodity price pressures and uncertainty about the Fed rate increase weighed more heavily on high yield and commodity-linked bonds.

Performance Results

For the 12 months ended September 30, 2015, Class A shares of the Loomis Sayles High Income Fund returned -4.78%. The Fund underperformed its benchmark, the Barclays U.S. Corporate High Yield Bond Index, which returned -3.43%.

Explanation of Fund Performance

The Fund’s relative underperformance was primarily due to out-of-benchmark allocations. Holdings in non-U.S.-dollar-denominated securities suffered throughout the period due to a strong U.S. dollar, which pressured emerging market currencies. Exposure to the Brazilian real dragged on results and was the largest detractor. A small position in emerging market bonds detracted from performance due to uncertain growth prospects for many emerging market countries. Out-of-benchmark exposure to investment grade corporates also detracted from performance, with industrials the notable laggard. Furthermore, exposure to

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equities and convertibles weighed negatively on results due to equity market volatility. High yield financials and utilities also weighed down return.

Although high yield securities generated mixed results for the period, they generally performed well in the industrial sector. In particular, basic industry and technology securities were the largest contributors to performance. In addition, the Fund’s securitized holdings contributed to results. Residential mortgage-backed securities (RMBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) produced positive returns. Meanwhile, a small, out-of-benchmark position in U.S. Treasuries, which we held as reserves, contributed to relative performance.

Outlook

We continue to have a positive outlook for the U.S. economy, despite some recent softer data. Steady improvement in employment and consumer sentiment should support consumption trends. We do not believe current low rates reflect the state of the U.S. economy. However, uncertainty about Chinese growth and weakening global economic trends may delay U.S. monetary policy changes. We believe the path for rates, which is likely to be very slow and shallow, is more important than timing. The downside risks to global growth have increased in our view; however, we believe conditions will remain reasonably strong overall.

The steady pace of U.S. economic growth should support risk assets, and we are maintaining exposure to corporate bonds. We view the investment grade and high yield markets as being distorted by global, not U.S., factors, and spread widening over the past 12 months has significantly improved valuations.

Risk profiles in non-U.S. markets should continue to be driven by oil prices, a strengthening U.S. dollar and central bank action. We are monitoring cheaper non-U.S.-dollar asset valuations, but we remain cautious. Since we do not see a positive catalyst at this point, we think it is too early to add exposure.

Our long-term themes remain intact, and we believe we are well positioned for this market environment. We have been investing away from the benchmark in sectors with low or negative correlations to U.S. rates. We are using portfolio flexibility to identify attractive income opportunities, broaden diversification and maintain a higher level of reserves. Our antidote for highly volatile markets is a patient, selective approach that seeks to capture value when investors are mispricing risk.

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LOOMIS SAYLES HIGH INCOME FUND

Growth of $10,000 Investment in Class A Shares4

September 30, 2005 through September 30, 2015

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Average Annual Total Returns — September 30, 20154

	1 Year	5 Years	10 Years

Class A (Inception 2/22/84)
NAV	-4.78%	5.10%	6.25%
With 4.50% Maximum Sales Charge[5]	-9.04	4.15	5.77

Class B (Inception 9/20/93)
NAV	-6.05	4.20	5.40
With CDSC[2]	-10.48	3.92	5.40

Class C (Inception 3/2/98)
NAV	-5.48	4.31	5.46
With CDSC[2]	-6.37	4.31	5.46

Class Y (Inception 2/29/08)[1]
NAV	-4.54	5.37	6.43

Comparative Performance
Barclays U.S. Corporate High-Yield Bond Index[3]	-3.43	6.15	7.25

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Prior to the inception of Class Y shares (2/29/08), performance is that of Class A shares, restated to reflect the higher net expenses of that share class.

2	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Effective November 2, 2015, the maximum sales charge was reduced to 4.25%. See Note 12 of Notes to Financial Statements.

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Managers	Symbols
Christopher T. Harms	Class A	NEFLX
Clifton V. Rowe, CFA®	Class B	NELBX
Kurt L. Wagner, CFA®, CIC	Class C	NECLX
Loomis, Sayles & Company, L.P.	Class Y	NELYX

Objective

The Fund seeks a high current return consistent with preservation of capital

Market Conditions

Falling commodity prices and a strengthening U.S. dollar characterized the reporting period. Commodity prices declined significantly, with oil falling approximately 50 percent. The U.S. dollar generally advanced versus most currencies due to global divergence of economic growth and central bank policy. Most emerging market currencies declined versus their developed market counterparts, and commodity exporters were the hardest hit.

In the second half of the period, the world’s two largest economies — the U.S. and China — dominated the landscape. Investors generally expected the Federal Reserve (the Fed) to tighten monetary policy in September, but the Fed kept short-term rates unchanged due to global economic and market turbulence triggered by China’s economic slowdown. The market interpreted the Fed’s decision as confirmation of global growth risks, which further strained commodities, emerging markets and other risk assets.

Developed market government bonds posted positive local currency returns, benefiting from investor risk aversion caused by sluggish global demand and commodity price weakness. Investment grade corporates underperformed government bonds. However, slower growth in China, commodity price pressures and uncertainty about the Fed rate increase weighed more heavily on high yield and emerging market bonds.

Performance Results

For the 12 months ended September 30, 2015, Class A shares of the Loomis Sayles Limited Term Government and Agency Fund returned 1.26% at net asset value. The Fund underperformed its benchmark, the Barclays U.S. 1-5 Year Government Bond Index, which returned 2.05%.

Explanation of Fund Performance

The Fund’s relative underperformance was driven primarily by shorter-than-benchmark duration (price sensitivity to interest rate changes) and yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) positioning. In addition, a small underweight position in U.S. agency securities detracted from relative performance despite generating a positive absolute return.

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The Fund’s sizeable allocation to agency mortgage-backed securities (MBS) was a main driver of positive results. Agency MBS outperformed the benchmark on a duration-adjusted basis, which considers a security’s return relative to similar-duration U.S. Treasuries. The Fund’s agency collateralized-mortgage obligations (CMOs) were also among the leading contributors, considerably outperforming duration-matched Treasuries. Additionally, agency commercial mortgage-backed securities (CMBS) aided the Fund’s relative and absolute performance.

Outlook

Spreads (the difference in yield compared with similar-maturity Treasuries) for agency MBS are narrow on a historical basis, and refinancing risk has recently begun to increase as recently issued mortgages are of relatively high quality compared with earlier years. Therefore, we tend to underweight recently issued 30-year MBS and prefer sectors that are less likely to face refinance risk, such as low loan balance mortgages and home equity conversion mortgages. Within the commercial real estate sector, top-tier assets and markets have generally recovered and are currently at or above prior peak levels. We believe investment grade CMBS remain attractive. We also believe senior AAA-rated ABS currently offer an attractive combination of strong credit quality and enhanced yield. We favor buying bonds of less-frequent issuers, as our analysis indicates the credit risk of these securities is inefficiently priced, offering opportunities for additional yield.

Growth of $10,000 Investment in Class A Shares3

September 30, 2005 through September 30, 2015

See notes to chart on page 11.

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Average Annual Total Returns — September 30, 20153

	1 Year	5 Years	10 Years

Class A (Inception 1/3/89)
NAV	1.26%	1.50%	3.42%
With 3.00% Maximum Sales Charge[4]	-1.79	0.88	3.11

Class B (Inception 9/27/93)
NAV	0.50	0.76	2.65
With CDSC[1]	-4.48	0.38	2.65

Class C (Inception 12/30/94)
NAV	0.51	0.74	2.66
With CDSC[1]	-0.49	0.74	2.66

Class Y (Inception 3/31/94)
NAV	1.51	1.77	3.69

Comparative Performance
Barclays U.S. 1-5 Year Government Bond Index[2]	2.05	1.24	3.19

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any Fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays U.S. 1-5 Year Government Bond Index is an unmanaged index that includes U.S. Treasury and agency securities with remaining maturities of one to five years.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4	Effective November 2, 2015, the maximum sales charge was reduced to 2.25%. See Note 12 of Notes to Financial Statements.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-months ended June 30, 2015 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2015 through September 30, 2015. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2015	ENDING ACCOUNT VALUE 9/30/2015	EXPENSES PAID DURING PERIOD* 4/1/2015 – 9/30/2015
Class A
Actual	$1,000.00	$958.80	$3.63
Hypothetical (5% return before expenses)	$1,000.00	$1,021.36	$3.75
Class B
Actual	$1,000.00	$955.20	$7.30
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.54
Class C
Actual	$1,000.00	$955.00	$7.30
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.54
Class N
Actual	$1,000.00	$960.50	$1.97
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03
Class Y
Actual	$1,000.00	$960.10	$2.41
Hypothetical (5% return before expenses)	$1,000.00	$1,022.61	$2.48

*	Expenses are equal to the Fund’s annualized expense ratio: 0.74%, 1.49%, 1.49%, 0.40% and 0.49% for Class A, B, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2015	ENDING ACCOUNT VALUE 9/30/2015	EXPENSES PAID DURING PERIOD* 4/1/2015 – 9/30/2015
Class A
Actual	$1,000.00	$942.60	$5.41
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.62
Class B
Actual	$1,000.00	$934.00	$8.97
Hypothetical (5% return before expenses)	$1,000.00	$1,015.79	$9.35
Class C
Actual	$1,000.00	$939.20	$9.04
Hypothetical (5% return before expenses)	$1,000.00	$1,015.74	$9.40
Class Y
Actual	$1,000.00	$943.70	$4.19
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.36

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.11%, 1.85%, 1.86% and 0.86% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/2015	ENDING ACCOUNT VALUE 9/30/2015	EXPENSES PAID DURING PERIOD* 4/1/2015 – 9/30/2015
Class A
Actual	$1,000.00	$1,002.10	$3.86
Hypothetical (5% return before expenses)	$1,000.00	$1,021.21	$3.90
Class B
Actual	$1,000.00	$999.20	$7.62
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.69
Class C
Actual	$1,000.00	$998.30	$7.61
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.69
Class Y
Actual	$1,000.00	$1,004.20	$2.61
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	$2.64

*	Expenses are equal to the Fund’s annualized expense ratio: 0.77%, 1.52%, 1.52% and 0.52% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement and, with respect to the Loomis Sayles Core Plus Bond Fund, its Advisory Administration Agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category,

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performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2015. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by NGAM Advisors, L.P. (“NGAM Advisors”). They also considered the administrative services provided by NGAM Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis. With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

17  |

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Funds grow in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Funds in this report have expense caps in place, although the current expenses of each Fund are below the cap. The Trustees further noted that management had proposed to reduce the expense cap of the Loomis Sayles High Income Fund.

The Trustees also considered the compensation directly or indirectly received or to be received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues and the performance of the relevant Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense

|  18

waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that each of the Funds was subject to an expense cap or waiver. The Trustees further noted that management had proposed to reduce the expense cap of the Loomis Sayles High Income Fund. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•	Plans for maintaining continuity of portfolio management where that was thought to be a potential issue.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2016.

19  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 97.2% of Net Assets
	ABS Car Loan — 3.2%
$8,905,000	Ally Master Owner Trust, Series 2014-4, Class A2, 1.430%, 6/17/2019	$8,920,735
2,610,915	AmeriCredit Automobile Receivables, Series 2012-5, Class B, 1.120%, 11/08/2017	2,611,500
2,355,000	AmeriCredit Automobile Receivables Trust, Series 2013-2, Class B, 1.190%, 5/08/2018	2,356,693
1,860,000	AmeriCredit Automobile Receivables Trust, Series 2013-2, Class C, 1.790%, 3/08/2019	1,868,335
3,170,000	AmeriCredit Automobile Receivables Trust, Series 2014-2, Class C, 2.180%, 6/08/2020	3,184,297
2,040,000	AmeriCredit Automobile Receivables Trust, Series 2014-3, Class B, 1.920%, 11/08/2019	2,054,339
4,415,000	AmeriCredit Automobile Receivables Trust, Series 2014-3, Class C, 2.580%, 9/08/2020	4,453,154
2,525,000	AmeriCredit Automobile Receivables Trust, Series 2014-4, Class C, 2.470%, 11/09/2020	2,554,914
17,010,000	AmeriCredit Automobile Receivables Trust, Series 2015-1, Class C, 2.510%, 1/08/2021	17,249,552
1,950,000	Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 2.100%, 3/20/2019, 144A	1,964,297
1,535,000	Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class B, 2.620%, 9/20/2019, 144A	1,553,798
4,040,000	Avis Budget Rental Car Funding AESOP LLC, Series 2013-2A, Class A, 2.970%, 2/20/2020, 144A	4,160,267
2,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 2.500%, 7/20/2021, 144A	2,017,272
22,707,318	CPS Auto Receivables Trust, Series 2015-A, Class A, 1.530%, 7/15/2019, 144A	22,598,572
14,792,483	CPS Auto Receivables Trust, Series 2015-B, Class A, 1.650%, 11/15/2019, 144A	14,713,684
14,900,000	CPS Auto Receivables Trust, Series 2015-C, Class C, 3.420%, 8/16/2021, 144A	14,951,777
630,000	Credit Acceptance Auto Loan Trust, Series 2014-1A, Class A, 1.550%, 10/15/2021, 144A	629,022
11,380,000	Credit Acceptance Auto Loan Trust, Series 2014-2A, Class B, 2.670%, 9/15/2022, 144A	11,473,407
2,000,000	Credit Acceptance Auto Loan Trust, Series 2015-1A, Class A, 2.000%, 7/15/2022, 144A	2,006,288
10,810,000	DT Auto Owner Trust, Series 2014-3A, Class C, 3.040%, 9/15/2020, 144A	10,936,801
404,286	Exeter Automobile Receivables Trust, Series 2013-2A, Class A, 1.490%, 11/15/2017, 144A	404,524
5,000,000	Exeter Automobile Receivables Trust, Series 2014-3A, Class B, 2.770%, 11/15/2019, 144A	5,056,600
26,750,683	Exeter Automobile Receivables Trust, Series 2015-1A, Class A, 1.600%, 6/17/2019, 144A	26,773,634
9,285,000	First Investors Auto Owner Trust, Series 2014-3A, Class A3, 1.670%, 11/16/2020, 144A	9,268,816
3,175,152	Flagship Credit Auto Trust, Series 2014-2, Class A, 1.430%, 12/16/2019, 144A	3,165,643
3,655,757	Santander Drive Auto Receivables Trust, Series 2012-3, Class C, 3.010%, 4/16/2018	3,676,072

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	ABS Car Loan — continued
$885,000	Santander Drive Auto Receivables Trust, Series 2012-3, Class D, 3.640%, 5/15/2018	$901,703
2,393,475	Santander Drive Auto Receivables Trust, Series 2012-4, Class C, 2.940%, 12/15/2017	2,411,759
2,090,000	Santander Drive Auto Receivables Trust, Series 2012-5, Class C, 2.700%, 8/15/2018	2,105,017
2,193,284	Santander Drive Auto Receivables Trust, Series 2012-6, Class C, 1.940%, 3/15/2018	2,200,601
11,035,000	Santander Drive Auto Receivables Trust, Series 2014-2, Class C, 2.330%, 11/15/2019	11,128,102
3,185,000	Santander Drive Auto Receivables Trust, Series 2014-3, Class C, 2.130%, 8/17/2020	3,209,381
3,490,000	Santander Drive Auto Receivables Trust, Series 2014-4, Class C, 2.600%, 11/16/2020	3,535,112
7,170,000	Santander Drive Auto Receivables Trust, Series 2014-5, Class C, 2.460%, 6/15/2020	7,204,466

		213,300,134

	ABS Credit Card — 0.0%
480,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/17/2023	502,403

	ABS Home Equity — 0.6%
2,615,000	American Homes 4 Rent, 5.036%, 10/17/2045, 144A	2,644,887
4,564,848	Colony American Homes, Series 2014-1A, Class A, 1.400%, 5/17/2031, 144A(b)	4,510,417
200,470	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(b)	204,000
5,586,852	Sequoia Mortgage Trust, Series 2013-5, Class A1, 2.500%, 5/25/2043, 144A(b)	5,341,556
27,172,871	Towd Point Mortgage Trust, Series 2015-2, Class 1AE2, 2.750%, 11/25/2060, 144A	27,234,281

		39,935,141

	ABS Other — 0.9%
9,611,700	DB Master Finance LLC, Series 2015-1A, Class A2I, 3.262%, 2/20/2045, 144A	9,669,783
4,305,327	Global Container Assets Ltd., Series 2013-1A, Class A1, 2.200%, 11/05/2028, 144A	4,303,105
1,535,000	OneMain Financial Issuance Trust, Series 2014-2A, Class A, 2.470%, 9/18/2024, 144A	1,534,880
19,945,000	OneMain Financial Issuance Trust, Series 2015-1A, Class A, 3.190%, 3/18/2026, 144A	20,146,006
8,615,000	Springleaf Funding Trust, Series 2013-BA, Class A, 3.920%, 1/16/2023, 144A	8,615,000
8,227,083	TAL Advantage V LLC, Series 2014-3A, Class A, 3.270%, 11/21/2039, 144A	8,340,132
9,569,292	Textainer Marine Containers Ltd., Series 2014-1A, Class A, 3.270%, 10/20/2039, 144A	9,716,860

		62,325,766

	ABS Student Loan — 0.1%
1,647,954	SoFi Professional Loan Program LLC, Series 2014-A, Class A2, 3.020%, 10/25/2027, 144A	1,677,365

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	ABS Student Loan — continued
$5,490,503	SoFi Professional Loan Program LLC, Series 2014-B, Class A2, 2.550%, 8/27/2029, 144A	$5,516,105

		7,193,470

	Aerospace & Defense — 0.8%
4,400,000	Bombardier, Inc., 5.750%, 3/15/2022, 144A	3,234,000
3,965,000	Bombardier, Inc., 6.000%, 10/15/2022, 144A	2,944,013
1,480,000	Bombardier, Inc., 7.500%, 3/15/2018, 144A	1,376,400
32,010,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	29,617,252
8,475,000	Huntington Ingalls Industries, Inc., 5.000%, 12/15/2021, 144A	8,644,500
3,765,000	Textron, Inc., 3.875%, 3/01/2025	3,775,214

		49,591,379

	Airlines — 0.1%
3,028,307	Continental Airlines Pass Through Certificates, Series 2012-2, Class A, 4.000%, 4/29/2026	3,079,122
948,565	Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.750%, 7/12/2022	995,993

		4,075,115

	Automotive — 2.6%
665,000	American Axle & Manufacturing, Inc., 5.125%, 2/15/2019	665,000
1,285,000	Ford Motor Credit Co. LLC, 2.375%, 1/16/2018	1,286,439
25,270,000	Ford Motor Credit Co. LLC, 2.375%, 3/12/2019	25,069,255
7,885,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	8,386,384
28,680,000	Ford Motor Credit Co. LLC, 5.750%, 2/01/2021	32,217,506
17,000,000	Ford Motor Credit Co. LLC, 5.875%, 8/02/2021	19,244,068
5,585,000	Ford Motor Credit Co. LLC, 6.625%, 8/15/2017(c)	6,029,332
12,680,000	General Motors Co., 5.000%, 4/01/2035	11,745,801
11,655,000	General Motors Co., 5.200%, 4/01/2045	10,937,553
34,495,000	General Motors Co., 6.250%, 10/02/2043	36,691,538
3,310,000	General Motors Financial Co., Inc., 3.250%, 5/15/2018	3,348,432
8,160,000	General Motors Financial Co., Inc., 6.750%, 6/01/2018(c)	8,918,570
4,290,000	Hyundai Capital Services, Inc., 3.500%, 9/13/2017, 144A	4,421,995

		168,961,873

	Banking — 8.8%
18,380,000	Ally Financial, Inc., 3.500%, 1/27/2019	18,098,602
47,310,000	Ally Financial, Inc., 3.750%, 11/18/2019	46,363,800
5,000,000	Ally Financial, Inc., 4.750%, 9/10/2018	5,093,750
21,355,000	Banco Santander Brasil S.A., 4.625%, 2/13/2017, 144A	21,290,935
17,780,000	Banco Santander Chile, 3.875%, 9/20/2022, 144A	17,714,463
12,810,000	Bangkok Bank PCL, 2.750%, 3/27/2018, 144A	12,948,438
43,640,000	Bangkok Bank PCL, 3.300%, 10/03/2018, 144A	44,753,256
6,845,000	Bank of America Corp., 2.650%, 4/01/2019	6,922,280
2,500,000	Bank of America Corp., 5.650%, 5/01/2018	2,727,768
49,225,000	Bank of America Corp., MTN, 5.000%, 5/13/2021(c)	54,240,141
61,255,000	Barclays PLC, 2.875%, 6/08/2020	61,260,513
26,235,000	BBVA Banco Continental S.A., 3.250%, 4/08/2018, 144A	26,464,556

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Banking — continued
$19,630,000	Citigroup, Inc., 2.500%, 9/26/2018	$19,890,667
28,025,000	Citigroup, Inc., 4.050%, 7/30/2022	28,569,133
5,230,000	Citigroup, Inc., 6.125%, 5/15/2018	5,780,902
13,860,000	Goldman Sachs Group, Inc. (The), 3.625%, 1/22/2023	14,040,665
15,400,000	Goldman Sachs Group, Inc. (The), 5.750%, 1/24/2022	17,674,411
3,985,000	Goldman Sachs Group, Inc. (The), 6.000%, 6/15/2020	4,579,749
13,930,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	16,617,348
3,035,000	Goldman Sachs Group, Inc. (The), 7.500%, 2/15/2019	3,547,317
9,135,000	JPMorgan Chase & Co., 3.200%, 1/25/2023	9,067,995
9,025,000	JPMorgan Chase & Co., 4.350%, 8/15/2021	9,725,999
27,965,000	JPMorgan Chase & Co., 4.500%, 1/24/2022(c)	30,173,368
1,985,000	KEB Hana Bank, 4.250%, 6/14/2017, 144A	2,068,033
4,350,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	4,861,717
8,060,000	Morgan Stanley, 3.700%, 10/23/2024	8,098,446
20,300,000	Morgan Stanley, 5.750%, 1/25/2021	23,151,663
14,560,000	Morgan Stanley, GMTN, 5.500%, 1/26/2020	16,278,138
13,000,000	Morgan Stanley, GMTN, 5.500%, 7/28/2021	14,691,547
22,550,000	Morgan Stanley, Series F, 3.875%, 4/29/2024	23,032,818
5,155,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	5,740,268
9,450,000	Santander UK Group Holdings PLC, 5.625%, 9/15/2045, 144A	9,369,892

		584,838,578

	Building Materials — 0.2%
3,965,000	CRH America, Inc., 3.875%, 5/18/2025, 144A	3,971,166
8,870,000	Owens Corning, 4.200%, 12/01/2024	8,811,458
2,860,000	USG Corp., 5.500%, 3/01/2025, 144A	2,852,850

		15,635,474

	Cable Satellite — 2.2%
2,383,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	2,198,318
3,935,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.250%, 3/15/2021	3,875,483
22,730,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.250%, 9/30/2022	21,309,375
7,000,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	6,685,000
2,965,000	CCO Holdings LLC/CCO Holdings Capital Corp., 6.500%, 4/30/2021	2,979,825
20,065,000	CCO Safari II LLC, 6.484%, 10/23/2045, 144A	20,242,575
7,925,000	DISH DBS Corp., 5.000%, 3/15/2023	6,637,187
27,950,000	DISH DBS Corp., 5.875%, 11/15/2024	23,740,031
21,385,000	Time Warner Cable, Inc., 4.500%, 9/15/2042	16,907,473
4,080,000	Time Warner Cable, Inc., 5.500%, 9/01/2041	3,654,097
2,743,000	Time Warner Cable, Inc., 5.875%, 11/15/2040	2,610,859
8,750,000	Time Warner Cable, Inc., 6.550%, 5/01/2037	8,597,575
2,085,000	Time Warner Cable, Inc., 6.750%, 6/15/2039	2,085,494
10,935,000	Virgin Media Finance PLC, 5.750%, 1/15/2025, 144A	10,278,900
2,825,000	Virgin Media Finance PLC, 6.375%, 4/15/2023, 144A	2,810,875
2,535,000	Virgin Media Secured Finance PLC, 5.250%, 1/15/2021	2,642,737
382,500	Virgin Media Secured Finance PLC, 5.375%, 4/15/2021, 144A	384,891
5,000,000	Virgin Media Secured Finance PLC, 5.500%, 1/15/2025, 144A	4,850,000

		142,490,695

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Chemicals — 1.3%
$29,365,000	Braskem America Finance Co., 7.125%, 7/22/2041, 144A(c)	$20,496,770
4,375,000	Methanex Corp., 3.250%, 12/15/2019	4,366,666
16,185,000	Methanex Corp., 5.250%, 3/01/2022	17,233,594
10,625,000	Mexichem SAB de CV, 5.875%, 9/17/2044, 144A	8,978,125
11,565,000	Mexichem SAB de CV, 6.750%, 9/19/2042, 144A(c)	11,218,050
18,345,000	PolyOne Corp., 5.250%, 3/15/2023	17,345,197
4,560,000	RPM International, Inc., 3.450%, 11/15/2022	4,438,804
3,685,000	RPM International, Inc., 6.125%, 10/15/2019	4,126,308

		88,203,514

	Collateralized Mortgage Obligations — 1.0%
730,214	Government National Mortgage Association, Series 2010-H20, Class AF, 0.522%, 10/20/2060(b)	725,529
557,873	Government National Mortgage Association, Series 2010-H24, Class FA, 0.542%, 10/20/2060(b)	555,719
532,723	Government National Mortgage Association, Series 2011-H06, Class FA, 0.642%, 2/20/2061(b)	532,071
5,189,625	Government National Mortgage Association, Series 2012-H12, Class FA, 0.742%, 4/20/2062(b)	5,207,581
628,587	Government National Mortgage Association, Series 2012-H18, Class NA, 0.712%, 8/20/2062(b)	629,383
3,436,203	Government National Mortgage Association, Series 2013-H01, Class FA, 1.650%, 1/20/2063	3,458,510
4,405,008	Government National Mortgage Association, Series 2013-H03, Class HA, 1.750%, 12/20/2062	4,459,344
1,906,998	Government National Mortgage Association, Series 2013-H04, Class BA, 1.650%, 2/20/2063	1,919,479
19,271,323	Government National Mortgage Association, Series 2013-H07, Class DA, 2.500%, 3/20/2063	19,879,141
27,315,133	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	27,601,560

		64,968,317

	Consumer Cyclical Services — 0.3%
17,635,000	Alibaba Group Holding Ltd., 4.500%, 11/28/2034, 144A	16,389,722
5,980,000	IHS, Inc., 5.000%, 11/01/2022	5,748,275

		22,137,997

	Consumer Products — 0.1%
3,620,000	Whirlpool Corp., MTN, 4.850%, 6/15/2021	3,974,123

	Diversified Manufacturing — 0.5%
1,200,000	Crane Co., 6.550%, 11/15/2036	1,438,632
5,620,000	EnerSys, 5.000%, 4/30/2023, 144A	5,451,400
37,955,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	27,802,038

		34,692,070

	Electric — 2.0%
20,370,000	AES Corp. (The), 3.324%, 6/01/2019(b)	19,351,500
2,200,000	AES Corp. (The), 7.375%, 7/01/2021	2,282,500

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Electric — continued
$33,840,000	Dynegy, Inc., 6.750%, 11/01/2019	$33,924,600
20,995,000	EDP Finance BV, 5.250%, 1/14/2021, 144A	22,156,443
3,485,000	Empresa Nacional de Electricidad S.A., 4.250%, 4/15/2024	3,477,824
12,390,000	FirstEnergy Corp., 2.750%, 3/15/2018	12,423,812
1,010,000	Ipalco Enterprises, Inc., 5.000%, 5/01/2018	1,057,975
17,865,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	17,713,148
6,590,000	Talen Energy Supply LLC, 6.500%, 6/01/2025, 144A	5,667,400
8,715,000	Transelec S.A., 4.250%, 1/14/2025, 144A	8,583,125
4,380,000	Transelec S.A., 4.625%, 7/26/2023, 144A	4,490,731

		131,129,058

	Finance Companies — 4.4%
30,145,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.750%, 5/15/2019	29,617,463
5,275,000	Aircastle Ltd., 5.500%, 2/15/2022	5,327,750
4,770,000	CIT Group, Inc., 5.250%, 3/15/2018	4,901,175
17,090,000	CIT Group, Inc., 5.375%, 5/15/2020	17,901,775
27,670,000	CIT Group, Inc., 5.500%, 2/15/2019, 144A	28,707,625
13,125,000	International Lease Finance Corp., 3.875%, 4/15/2018	13,092,188
16,438,000	International Lease Finance Corp., 5.875%, 4/01/2019	17,284,557
2,450,000	International Lease Finance Corp., 5.875%, 8/15/2022	2,609,250
19,039,000	International Lease Finance Corp., 6.250%, 5/15/2019	20,276,535
4,635,000	Navient Corp., 5.875%, 3/25/2021	3,899,194
7,510,000	Navient Corp., MTN, 6.125%, 3/25/2024	6,008,000
26,085,000	Navient LLC, 4.875%, 6/17/2019	23,737,350
27,625,000	Navient LLC, MTN, 5.500%, 1/15/2019	25,673,984
1,100,000	Navient LLC, MTN, 6.000%, 1/25/2017	1,105,500
6,560,000	Navient LLC, MTN, 6.250%, 1/25/2016	6,617,662
14,840,000	Navient LLC, MTN, 8.000%, 3/25/2020	14,209,300
120,000	Navient LLC, Series A, MTN, 5.000%, 6/15/2018	114,600
6,960,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	6,533,700
60,315,000	Springleaf Finance Corp., 5.250%, 12/15/2019	58,957,912
3,135,000	Springleaf Finance Corp., 6.000%, 6/01/2020	3,146,756

		289,722,276

	Financial Other — 0.5%
36,870,000	Cielo S.A./Cielo USA, Inc., 3.750%, 11/16/2022, 144A	31,155,150

	Food & Beverage — 0.9%
8,760,000	Alicorp SAA, 3.875%, 3/20/2023, 144A	8,370,180
9,775,000	Constellation Brands, Inc., 3.750%, 5/01/2021	9,701,687
3,500,000	Constellation Brands, Inc., 3.875%, 11/15/2019	3,570,000
1,340,000	Cosan Luxembourg S.A., 5.000%, 3/14/2023, 144A	1,005,000
3,490,000	Gruma SAB de CV, 4.875%, 12/01/2024, 144A	3,670,084
17,770,000	Kraft Heinz Foods Co., 3.950%, 7/15/2025, 144A	18,181,962
12,530,000	Sigma Alimentos S.A. de CV, 5.625%, 4/14/2018, 144A	13,046,236
1,230,000	Sigma Alimentos S.A. de CV, 6.875%, 12/16/2019, 144A	1,360,626

		58,905,775

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Government Owned – No Guarantee — 5.7%
$2,355,000	Abu Dhabi National Energy Co. PJSC, 2.500%, 1/12/2018, 144A	$2,352,946
9,135,000	CEZ AS, 5.625%, 4/03/2042, 144A	10,074,717
19,995,000	China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A	20,701,983
2,045,000	CNPC General Capital Ltd., 3.400%, 4/16/2023, 144A	1,990,623
17,400,000	CNPC General Capital Ltd., 3.950%, 4/19/2022, 144A	17,742,293
18,760,000	Dolphin Energy Ltd., 5.500%, 12/15/2021, 144A	21,171,523
1,665,000	Dubai Electricity & Water Authority, 6.375%, 10/21/2016, 144A	1,751,247
20,395,000	Ecopetrol S.A., 5.375%, 6/26/2026	17,794,637
6,310,000	IPIC GMTN Ltd., 6.875%, 11/01/2041, 144A	8,328,039
19,285,000	OCP S.A., 5.625%, 4/25/2024, 144A	19,671,471
5,000,000	Ooredoo International Finance Ltd., 3.250%, 2/21/2023, 144A	4,856,450
1,290,000	Ooredoo International Finance Ltd., 3.875%, 1/31/2028, 144A	1,227,758
2,895,000	Ooredoo International Finance Ltd., 4.750%, 2/16/2021, 144A	3,161,919
2,965,000	Ooredoo International Finance Ltd., 7.875%, 6/10/2019, 144A	3,548,008
49,230,000	Pertamina Persero PT, 5.625%, 5/20/2043, 144A(c)	38,269,728
3,720,000	Pertamina Persero PT, 6.000%, 5/03/2042, 144A	3,077,764
8,395,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	7,281,479
43,020,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	26,349,750
9,705,000	Petrobras Global Finance BV, 6.750%, 1/27/2041	6,332,513
30,650,000	Petrobras Global Finance BV, 6.850%, 6/05/2115	19,539,375
8,325,000	Petroleos Mexicanos, 3.125%, 1/23/2019	8,148,094
1,210,000	Petroleos Mexicanos, 3.500%, 7/18/2018	1,223,310
10,935,000	Petroleos Mexicanos, 3.500%, 7/23/2020, 144A	10,611,871
6,470,000	Petroleos Mexicanos, 5.500%, 1/21/2021	6,802,882
41,622,000	Rio Oil Finance Trust, Series 2014-1, 6.250%, 7/06/2024, 144A	26,638,080
53,905,000	Tennessee Valley Authority, 3.500%, 12/15/2042(c)	51,713,762
14,830,000	Tennessee Valley Authority, 4.250%, 9/15/2065	14,903,750
6,630,000	Tennessee Valley Authority, 4.875%, 1/15/2048	7,738,098
11,350,000	Tennessee Valley Authority, 5.250%, 9/15/2039	14,081,355

		377,085,425

	Healthcare — 1.6%
11,450,000	Halyard Health, Inc., 6.250%, 10/15/2022	11,679,000
1,580,000	HCA Holdings, Inc., 6.250%, 2/15/2021	1,682,700
5,690,000	HCA, Inc., 5.375%, 2/01/2025	5,633,100
2,915,000	HCA, Inc., 5.875%, 5/01/2023	3,024,313
28,295,000	HCA, Inc., 7.500%, 2/15/2022	31,973,350
575,000	HCA, Inc., 7.500%, 12/15/2023	641,125
20,490,000	Kindred Healthcare, Inc., 8.000%, 1/15/2020, 144A	21,719,400
4,451,000	Omnicare, Inc., 4.750%, 12/01/2022	4,807,080
2,124,000	Omnicare, Inc., 5.000%, 12/01/2024	2,304,540
3,200,000	PerkinElmer, Inc., 5.000%, 11/15/2021	3,443,434
10,029,000	Universal Health Services, Inc., 3.750%, 8/01/2019, 144A	10,154,362
9,410,000	Universal Health Services, Inc., 4.750%, 8/01/2022, 144A	9,598,200

		106,660,604

	Home Construction — 0.1%
8,630,000	KB Home, 4.750%, 5/15/2019	8,295,588

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Hybrid ARMs — 0.0%
$115,416	FNMA, 1.922%, 2/01/2037(b)	$120,707

	Independent Energy — 1.5%
5,060,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	4,022,700
13,973,000	Newfield Exploration Co., 5.375%, 1/01/2026	12,785,295
10,875,000	Newfield Exploration Co., 5.750%, 1/30/2022	10,548,750
14,386,000	Pan American Energy LLC/Argentine Branch, 7.875%, 5/07/2021, 144A	14,237,824
14,100,000	QEP Resources, Inc., 5.250%, 5/01/2023	11,787,600
8,765,000	QEP Resources, Inc., 5.375%, 10/01/2022	7,450,250
11,085,000	Range Resources Corp., 5.000%, 8/15/2022	9,810,225
13,340,000	SM Energy Co., 5.000%, 1/15/2024	11,288,975
16,580,000	SM Energy Co., 6.125%, 11/15/2022	15,353,080
1,125,000	SM Energy Co., 6.500%, 11/15/2021	1,068,750
4,170,000	SM Energy Co., 6.500%, 1/01/2023	3,878,100

		102,231,549

	Industrial Other — 0.6%
6,131,000	Briggs & Stratton Corp., 6.875%, 12/15/2020	6,621,480
5,987,000	CBRE Services, Inc., 5.000%, 3/15/2023	6,017,851
9,170,000	Deluxe Corp., 6.000%, 11/15/2020	9,617,038
17,370,000	Ferreycorp SAA, 4.875%, 4/26/2020, 144A	16,067,250

		38,323,619

	Integrated Energy — 0.2%
29,005,000	Pacific Exploration and Production Corp., 5.375%, 1/26/2019, 144A	10,731,850
6,165,000	Pacific Exploration and Production Corp., 7.250%, 12/12/2021, 144A	2,219,400

		12,951,250

	Leisure — 0.2%
12,095,000	Regal Entertainment Group, 5.750%, 3/15/2022	11,883,338

	Media Entertainment — 1.0%
66,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	3,297,255
31,592,000	Myriad International Holdings BV, 6.000%, 7/18/2020, 144A	33,776,903
4,284,000	Myriad International Holdings BV, 6.375%, 7/28/2017, 144A	4,524,418
18,985,000	Nielsen Finance LLC/Nielsen Finance Co., 5.000%, 4/15/2022, 144A	18,391,719
5,840,000	Viacom, Inc., 5.250%, 4/01/2044	5,098,308

		65,088,603

	Metals & Mining — 2.1%
9,173,000	Anglo American Capital PLC, 3.625%, 5/14/2020, 144A	8,003,800
22,865,000	Anglo American Capital PLC, 4.875%, 5/14/2025, 144A	18,309,926
23,235,000	ArcelorMittal, 7.500%, 3/01/2041	18,704,175
4,630,000	ArcelorMittal, 7.750%, 10/15/2039	3,773,450
5,280,000	Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc., 6.875%, 2/15/2023	4,671,480
15,430,000	Freeport-McMoRan, Inc., 2.375%, 3/15/2018	13,501,250
13,080,000	Freeport-McMoRan, Inc., 3.550%, 3/01/2022	9,810,000
11,605,000	Goldcorp, Inc., 2.125%, 3/15/2018	11,469,431
2,675,000	Samarco Mineracao S.A., 4.125%, 11/01/2022, 144A	2,126,625
5,460,000	Samarco Mineracao S.A., 5.375%, 9/26/2024, 144A	4,399,395

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Metals & Mining — continued
$11,500,000	Samarco Mineracao S.A., 5.750%, 10/24/2023, 144A	$9,746,250
38,900,000	Southern Copper Corp., 5.875%, 4/23/2045	31,580,965
4,150,000	Steel Dynamics, Inc., 5.125%, 10/01/2021	3,932,125
1,445,000	Steel Dynamics, Inc., 5.250%, 4/15/2023	1,322,175

		141,351,047

	Midstream — 2.0%
11,050,000	El Paso Pipeline Partners Operating Co. LLC, 4.300%, 5/01/2024	10,087,899
6,390,000	Energy Transfer Partners LP, 5.950%, 10/01/2043	5,647,552
23,745,000	Energy Transfer Partners LP, 6.050%, 6/01/2041	21,065,947
9,345,000	Energy Transfer Partners LP, 6.500%, 2/01/2042	8,575,355
1,635,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	1,555,554
3,565,000	Kinder Morgan Finance Co. LLC, 6.000%, 1/15/2018, 144A	3,772,700
5,035,000	Kinder Morgan, Inc., 5.000%, 2/15/2021, 144A	5,144,980
19,525,000	Kinder Morgan, Inc., 5.625%, 11/15/2023, 144A	19,143,794
13,710,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	13,385,758
343,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.500%, 4/15/2023	331,852
12,031,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.875%, 3/01/2022	12,329,008
22,580,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.125%, 11/15/2019, 144A	20,265,550
1,345,000	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.500%, 10/15/2019, 144A	1,318,100
7,200,000	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.250%, 10/15/2022, 144A	7,047,000

		129,671,049

	Mortgage Related — 13.4%
3,717,855	FHLMC, 3.000%, 11/01/2042	3,774,450
48,488,820	FHLMC, 3.500%, with various maturities from 2043 to 2045(d)	50,635,296
9,004,111	FHLMC, 4.000%, with various maturities in 2045(d)	9,622,486
19,614	FHLMC, 5.500%, 12/01/2018	20,658
22,970	FHLMC, 6.000%, 6/01/2035	26,248
37,484,771	FNMA, 3.000%, with various maturities from 2043 to 2045(d)	38,032,796
124,088,937	FNMA, 3.500%, with various maturities from 2042 to 2045(d)	129,700,265
22,239,464	FNMA, 4.000%, with various maturities from 2042 to 2045(d)	23,823,072
422,412	FNMA, 6.000%, with various maturities from 2016 to 2037(d)	478,535
34,665	FNMA, 6.500%, with various maturities from 2029 to 2036(d)	40,016
56,278	FNMA, 7.000%, with various maturities in 2030(d)	64,062
45,571	FNMA, 7.500%, with various maturities from 2024 to 2032(d)	52,296
254,340,000	FNMA (TBA), 3.500%, 11/01/2045(e)	264,750,045
202,670,000	FNMA (TBA), 4.000%, 11/01/2045(e)	215,788,195
733,397	GNMA, 2.133%, 9/20/2063(b)	772,366
167,454	GNMA, 4.144%, 1/20/2063	181,602
149,422	GNMA, 4.323%, 5/20/2063	163,006
200,440	GNMA, 4.423%, 7/20/2063	219,991
1,009,576	GNMA, 4.499%, 12/20/2062	1,097,617
635,487	GNMA, 4.515%, 7/20/2063	698,007

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Mortgage Related — continued
$1,113,376	GNMA, 4.522%, 8/20/2062	$1,205,354
616,665	GNMA, 4.524%, 5/20/2063	676,926
5,386,202	GNMA, 4.527%, 1/20/2065	6,031,038
4,682,875	GNMA, 4.533%, 6/20/2064	5,222,417
1,089,545	GNMA, 4.538%, 11/20/2062	1,183,882
6,088,770	GNMA, 4.544%, 12/20/2064	6,807,281
15,350,071	GNMA, 4.546%, 11/20/2062	16,668,903
3,158,333	GNMA, 4.551%, 1/20/2065	3,534,352
20,073,007	GNMA, 4.556%, 12/20/2061(c)	21,482,192
6,765,549	GNMA, 4.575%, 10/20/2064	7,566,732
5,346,942	GNMA, 4.581%, 2/20/2065	5,981,522
4,433,037	GNMA, 4.587%, 12/20/2063	4,902,810
2,742,564	GNMA, 4.604%, 6/20/2062	2,962,410
7,229,115	GNMA, 4.608%, 2/20/2065	8,122,352
2,132,487	GNMA, 4.616%, with various maturities from 2061 to 2062(d)	2,299,590
4,102,875	GNMA, 4.619%, 3/20/2065	4,605,945
3,109,621	GNMA, 4.627%, with various maturities from 2061 to 2064(d)	3,381,805
2,378,917	GNMA 4.631%, 10/20/2062	2,578,765
7,605,911	GNMA, 4.650%, 1/20/2061	8,032,823
4,243,516	GNMA, 4.653%, 1/20/2064	4,736,697
886,793	GNMA, 4.668%, 5/20/2062	952,351
7,211,816	GNMA, 4.673%, with various maturities from 2062 to 2064(d)	8,076,427
8,752,662	GNMA, 4.676%, 4/20/2062	9,444,788
960,047	GNMA, 4.698%, 7/20/2061	1,018,102
677,172	GNMA, 4.700%, 10/20/2061	720,879
4,123,395	GNMA, 4.701%, 1/20/2064	4,641,582
614,108	GNMA, 5.500%, 4/15/2038	689,628
128,085	GNMA, 6.000%, with various maturities from 2029 to 2038(d)	146,152
91,689	GNMA, 6.500%, with various maturities from 2029 to 2032(d)	106,358
95,608	GNMA, 7.000%, with various maturities from 2025 to 2029(d)	101,852
35,230	GNMA, 7.500%, with various maturities from 2025 to 2030(d)	39,950
32,842	GNMA, 8.500%, with various maturities from 2017 to 2023(d)	33,144
321	GNMA, 9.000%, 11/15/2016	322

		883,896,340

	Non-Agency Commercial Mortgage-Backed Securities — 5.6%
3,421,441	A10 Securitization LLC, Series 2014-1, Class A1, 1.720%, 4/15/2033, 144A	3,414,447
1,670,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.784%, 4/10/2049(b)	1,732,817
1,051,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-3, Class A5, 5.377%, 6/10/2049	1,112,855
1,691,407	Barclays Commercial Mortgage Securities, Series 2015-SLP, Class A, 1.316%, 2/15/2028, 144A(b)	1,670,733
97,120	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A2, 5.843%, 6/11/2040(b)	97,424
913,045	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.349%, 12/10/2049(b)	974,875

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Non-Agency Commercial Mortgage-Backed Securities — continued
$26,539,975	Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4, 5.989%, 12/10/2049(b)	$28,137,310
2,435,000	Commercial Mortgage Pass Through Certificates, Series 2014-KYO, Class A, 1.104%, 6/11/2027, 144A(b)	2,416,772
8,236,000	Commercial Mortgage Pass Through Certificates, Series 2014-KYO, Class D, 2.204%, 6/11/2027, 144A(b)	8,146,030
1,025,000	Commercial Mortgage Trust, Series 2010-C1, Class D, 6.188%, 7/10/2046, 144A(b)	1,123,051
12,295,000	Commercial Mortgage Trust, Series 2014-FL5, Class SV1, 2.048%, 10/15/2031, 144A(b)(g)	12,286,799
1,885,000	Commercial Mortgage Trust, Series 2014-KYO, Class B, 1.504%, 6/11/2027, 144A(b)	1,864,998
13,225,000	Commercial Mortgage Trust, Series 2014-SAVA, Class C, 2.607%, 6/15/2034, 144A(b)	13,137,451
6,010,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049(b)	6,278,316
2,428,511	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 6.147%, 9/15/2039(b)	2,567,572
14,060,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040(b)	14,813,897
5,790,000	Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.270%, 2/15/2041(b)	6,190,992
3,161,500	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.735%, 11/10/2046, 144A(b)	3,413,510
1,334,842	GP Portfolio Trust, Series 2014-GPP, Class A, 1.157%, 2/15/2027, 144A(b)	1,326,917
3,295,000	GP Portfolio Trust, Series 2014-GPP, Class D, 2.957%, 2/15/2027, 144A(b)	3,272,386
395,350	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 6.014%, 7/10/2038(b)	399,969
24,032,149	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	24,946,380
11,009,972	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	11,558,368
26,847,047	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.989%, 8/10/2045(b)	28,314,667
1,844,319	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.884%, 2/12/2049(b)	1,934,283
19,317,206	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3, 5.336%, 5/15/2047	19,962,265
2,275,209	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-C1, Class A4, 5.716%, 2/15/2051	2,405,141
6,492,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A4, 5.961%, 6/15/2049(b)	6,733,782
372,429	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	386,550
6,355,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class A, 1.187%, 7/15/2031, 144A(b)	6,310,858
4,110,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class B, 1.557%, 7/15/2031, 144A(b)	4,110,814

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Non-Agency Commercial Mortgage-Backed Securities — continued
$2,205,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class C, 2.307%, 7/15/2031, 144A(b)	$2,193,955
11,955,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-PHH, Class A, 1.407%, 8/15/2027, 144A(b)(c)	11,908,172
7,184,500	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 2/15/2040	7,485,890
5,957,513	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	6,178,942
14,150,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051(b)	14,771,525
9,795,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3, 6.073%, 8/12/2049(b)	10,389,978
5,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.700%, 9/12/2049	5,290,065
90,323	Morgan Stanley Capital I, Series 2007-HQ12, Class A5, 5.902%, 4/12/2049(b)	90,178
1,756,346	Morgan Stanley Capital I, Series 2007-HQ13, Class A3, 5.569%, 12/15/2044	1,852,272
4,620,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049(b)	4,820,004
302,314	Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.821%, 6/11/2042(b)	321,641
1,043,813	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.461%, 1/11/2043(b)	1,132,382
6,399,000	Morgan Stanley Re-REMIC Trust, Series 2010-GG10, Class A4B, 5.989%, 8/15/2045, 144A(b)	6,736,611
10,200,000	Motel 6 Trust, Series 2015-MTL6, Class B, 3.298%, 2/05/2030, 144A	10,259,272
11,435,000	Motel 6 Trust, Series 2015-MTL6, Class C, 3.644%, 2/05/2030, 144A	11,450,392
7,270,000	SCG Trust, Series 2013-SRP1, Class B, 2.707%, 11/15/2026, 144A(b)	7,268,422
865,313	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/2048	886,412
9,325,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	9,647,692
13,839,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A5, 5.500%, 4/15/2047	14,573,546
2,445,277	Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3, 5.678%, 5/15/2046	2,581,885
9,750,000	Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class D, 5.799%, 11/15/2043, 144A(b)	10,421,268
6,087,000	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class D, 5.433%, 6/15/2044, 144A(b)	6,432,036

		367,734,769

	Oil Field Services — 1.2%
9,827,000	Ensco PLC, 4.500%, 10/01/2024	7,259,549
7,605,000	Ensco PLC, 5.750%, 10/01/2044	5,261,070
2,535,000	Nabors Industries, Inc., 4.625%, 9/15/2021	2,301,063
3,557,000	Nabors Industries, Inc., 5.000%, 9/15/2020	3,454,409
24,480,000	Nabors Industries, Inc., 5.100%, 9/15/2023	21,602,621
17,580,000	Paragon Offshore PLC, 6.750%, 7/15/2022, 144A	2,285,400
14,145,000	Paragon Offshore PLC, 7.250%, 8/15/2024, 144A	2,210,156
8,820,000	Rowan Cos., Inc., 4.750%, 1/15/2024	6,460,976
14,645,000	Rowan Cos., Inc., 4.875%, 6/01/2022	10,914,538

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Oil Field Services — continued
$1,330,000	Rowan Cos., Inc., 7.875%, 8/01/2019	$1,319,070
2,295,000	Sidewinder Drilling, Inc., 9.750%, 11/15/2019, 144A(g)(h)	940,950
7,280,000	Transocean, Inc., 4.300%, 10/15/2022	4,495,400
12,100,000	Transocean, Inc., 6.500%, 11/15/2020	9,256,500
575,000	Transocean, Inc., 6.875%, 12/15/2021	428,904

		78,190,606

	Packaging — 0.3%
5,345,000	Sealed Air Corp., 4.875%, 12/01/2022, 144A	5,284,869
5,275,000	Sealed Air Corp., 5.250%, 4/01/2023, 144A	5,288,187
7,925,000	Sealed Air Corp., 6.500%, 12/01/2020, 144A	8,677,875

		19,250,931

	Paper — 0.5%
6,005,000	Celulosa Arauco y Constitucion S.A., 4.500%, 8/01/2024	5,899,540
6,920,000	Celulosa Arauco y Constitucion S.A., 4.750%, 1/11/2022	7,029,260
8,610,000	Celulosa Arauco y Constitucion S.A., 5.000%, 1/21/2021	9,014,662
9,670,000	Rock-Tenn Co., 4.000%, 3/01/2023	9,923,141
2,060,000	Rock-Tenn Co., 4.900%, 3/01/2022	2,235,300

		34,101,903

	Pharmaceuticals — 2.0%
13,575,000	Actavis Funding SCS, 4.550%, 3/15/2035	12,489,828
2,240,000	Actavis Funding SCS, 4.750%, 3/15/2045	2,033,817
15,330,000	Actavis Funding SCS, 4.850%, 6/15/2044	13,972,176
10,290,000	Biogen, Inc., 2.900%, 9/15/2020	10,394,135
17,165,000	Celgene Corp., 5.000%, 8/15/2045	17,025,929
13,705,000	Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, 4.875%, 4/15/2020, 144A	13,088,275
10,705,000	Quintiles Transnational Corp., 4.875%, 5/15/2023, 144A	10,597,950
21,185,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	21,065,835
760,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	767,600
10,755,000	Valeant Pharmaceuticals International, Inc., 5.500%, 3/01/2023, 144A	10,217,250
16,615,000	Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/2021, 144A	15,784,250
8,255,000	VRX Escrow Corp., 5.375%, 3/15/2020, 144A	7,997,031

		135,434,076

	Property & Casualty Insurance — 0.1%
3,285,000	Willis Group Holdings PLC, 5.750%, 3/15/2021	3,674,601

	Refining — 0.8%
15,900,000	Phillips 66, 5.875%, 5/01/2042	17,209,858
36,936,000	Thai Oil PCL, 4.875%, 1/23/2043, 144A	34,369,096

		51,578,954

	Retailers — 1.7%
12,212,000	Asbury Automotive Group, Inc., 6.000%, 12/15/2024	12,639,420
4,565,000	AutoNation, Inc., 3.350%, 1/15/2021	4,614,074
17,655,000	CVS Health Corp., 3.875%, 7/20/2025	18,198,915
11,120,000	CVS Health Corp., 5.125%, 7/20/2045	11,953,477

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Retailers — continued
$21,794,000	GameStop Corp., 5.500%, 10/01/2019, 144A	$22,454,358
25,896,000	Lotte Shopping Co. Ltd., 3.375%, 5/09/2017, 144A(c)	26,476,019
10,285,000	SACI Falabella, 3.750%, 4/30/2023, 144A	9,909,166
7,830,000	SACI Falabella, 4.375%, 1/27/2025, 144A	7,727,317
1,125,000	Wolverine World Wide, Inc., 6.125%, 10/15/2020	1,168,594

		115,141,340

	Sovereigns — 1.4%
3,475,000	Colombia Government International Bond, 4.000%, 2/26/2024	3,367,275
50,475,000	Colombia Government International Bond, 4.500%, 1/28/2026	49,086,937
26,820,000	Indonesia Government International Bond, 5.250%, 1/17/2042, 144A	24,021,306
14,688,000	Mexico Government International Bond, 4.000%, 3/15/2115, (EUR)	13,519,686
3,686,000	Mexico Government International Bond, Series A, MTN, 6.050%, 1/11/2040	4,036,170

		94,031,374

	Supranational — 0.1%
55,370,000	International Bank for Reconstruction & Development, 2.625%, 11/07/2016, (MXN)	3,248,818
13,630,000	International Bank for Reconstruction & Development, 4.000%, 8/16/2018, (MXN)	807,928

		4,056,746

	Technology — 3.1%
3,145,000	Dun & Bradstreet Corp. (The), 3.250%, 12/01/2017	3,193,405
4,046,000	Equifax, Inc., 7.000%, 7/01/2037	4,717,935
12,275,000	Flextronics International Ltd., 4.750%, 6/15/2025, 144A	11,891,038
31,310,000	Hewlett Packard Enterprise Co., 3.600%, 10/15/2020, 144A(e)	31,301,233
17,460,000	Hewlett Packard Enterprise Co., 6.200%, 10/15/2035, 144A(e)	17,449,873
17,530,000	Hewlett-Packard Co., 2.750%, 1/14/2019	17,805,694
3,730,000	KLA-Tencor Corp., 3.375%, 11/01/2019	3,826,353
37,440,000	Micron Technology, Inc., 5.250%, 8/01/2023, 144A	34,437,312
1,165,000	Micron Technology, Inc., 5.250%, 1/15/2024, 144A	1,068,888
11,390,000	Molex Electronic Technologies LLC, 2.878%, 4/15/2020, 144A	11,265,416
7,515,000	Molex Electronic Technologies LLC, 3.900%, 4/15/2025, 144A	7,323,323
69,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	72,224
340,000	Motorola Solutions, Inc., 7.500%, 5/15/2025	391,326
1,995,000	Tencent Holdings Ltd., 2.000%, 5/02/2017, 144A	1,993,651
3,515,000	Tencent Holdings Ltd., 2.875%, 2/11/2020, 144A	3,488,641
7,029,000	Tencent Holdings Ltd., 3.375%, 3/05/2018, 144A	7,195,763
49,305,000	Tencent Holdings Ltd., 3.375%, 5/02/2019, 144A	50,127,950

		207,550,025

	Tobacco — 0.6%
12,555,000	Reynolds American, Inc., 4.750%, 11/01/2042	12,047,025
4,365,000	Reynolds American, Inc., 6.150%, 9/15/2043	4,956,763
18,555,000	Reynolds American, Inc., 7.250%, 6/15/2037	22,956,320

		39,960,108

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Treasuries — 15.4%
25,422,933(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)(c)	$157,476,038
747,000,000	Philippine Government International Bond, 3.900%, 11/26/2022, (PHP)	15,500,969
222,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	4,832,798
989,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	23,222,668
63,475,000	U.S. Treasury Bond, 2.500%, 2/15/2045	58,435,022
16,385,000	U.S. Treasury Bond, 3.000%, 5/15/2045	16,767,737
455,000	U.S. Treasury Bond, 3.375%, 5/15/2044	499,374
1,050,000	U.S. Treasury Bond, 3.625%, 2/15/2044	1,207,473
5,870,000	U.S. Treasury Bond, 3.750%, 11/15/2043	6,911,162
120,577,648	U.S. Treasury Inflation Indexed Bond, 0.750%, 2/15/2042(f)(i)	105,527,387
9,734,379	U.S. Treasury Inflation Indexed Bond, 0.750%, 2/15/2045(i)	8,441,663
100,669,440	U.S. Treasury Inflation Indexed Bond, 1.375%, 2/15/2044(i)	102,141,429
76,422,018	U.S. Treasury Inflation Indexed Note, 0.125%, 7/15/2024(i)	72,915,394
31,734,362	U.S. Treasury Inflation Indexed Note, 0.250%, 1/15/2025(i)	30,416,656
69,663,589	U.S. Treasury Inflation Indexed Note, 0.625%, 1/15/2024(f)(i)	69,327,044
19,880,000	U.S. Treasury Note, 0.375%, 3/15/2016	19,899,940
30,000,000	U.S. Treasury Note, 0.375%, 5/31/2016	30,024,600
71,435,000	U.S. Treasury Note, 0.500%, 11/30/2016	71,487,076
27,800,000	U.S. Treasury Note, 0.500%, 1/31/2017	27,810,870
107,000,000	U.S. Treasury Note, 0.625%, 12/31/2016(c)	107,210,362
35,000,000	U.S. Treasury Note, 0.625%, 8/31/2017	34,998,635
35,320,000	U.S. Treasury Note, 0.875%, 11/30/2016	35,498,896
17,260,000	U.S. Treasury Note, 2.125%, 5/15/2025	17,363,836

		1,017,917,029

	Wireless — 1.6%
1,475,000	American Tower Corp., 4.700%, 3/15/2022	1,550,647
20,400,000	Bharti Airtel International BV, 5.125%, 3/11/2023, 144A	21,511,392
21,725,000	Bharti Airtel Ltd., 4.375%, 6/10/2025, 144A	21,665,539
10,000,000	MTN (Mauritius) Investments Ltd., 4.755%, 11/11/2024, 144A	9,956,200
11,460,000	SK Telecom Co. Ltd., 2.125%, 5/01/2018, 144A	11,508,716
3,165,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	4,096,776
29,560,000	SoftBank Group Corp., 4.500%, 4/15/2020, 144A	28,625,904
11,980,000	Sprint Capital Corp., 6.875%, 11/15/2028	8,595,650

		107,510,824

	Wirelines — 3.9%
19,990,000	AT&T, Inc., 4.750%, 5/15/2046	18,316,777
1,717,000	AT&T, Inc., 5.550%, 8/15/2041	1,742,339
10,880,000	CenturyLink, Inc., 5.625%, 4/01/2020	10,125,146
1,885,000	CenturyLink, Inc., Series T, 5.800%, 3/15/2022	1,611,675
7,175,000	Colombia Telecomunicaciones S.A. E.S.P., 5.375%, 9/27/2022, 144A	6,346,288
46,943,000	Embarq Corp., 7.995%, 6/01/2036	48,424,521
12,050,000	Frontier Communications Corp., 6.875%, 1/15/2025	9,519,500
9,885,000	Frontier Communications Corp., 7.125%, 1/15/2023	8,124,482
1,575,000	Frontier Communications Corp., 7.875%, 1/15/2027	1,291,500
5,820,000	Frontier Communications Corp., 8.500%, 4/15/2020	5,659,950
13,565,000	Frontier Communications Corp., 8.750%, 4/15/2022	12,080,039

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$415,000	Frontier Communications Corp., 9.000%, 8/15/2031	$342,375
9,185,000	Level 3 Financing, Inc., 5.625%, 2/01/2023	9,024,262
5,160,000	Oi S.A., 5.750%, 2/10/2022, 144A	2,399,400
1,975,000	Qwest Corp., 6.750%, 12/01/2021	2,089,797
5,000,000	Telefonica Celular del Paraguay S.A., 6.750%, 12/13/2022, 144A	4,825,000
4,029,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	4,439,998
21,226,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	23,717,126
12,004,000	Telemar Norte Leste S.A., 5.500%, 10/23/2020, 144A	6,437,145
10,803,000	Verizon Communications, Inc., 2.625%, 2/21/2020	10,835,052
26,115,000	Verizon Communications, Inc., 4.400%, 11/01/2034(c)	24,298,911
25,610,000	Verizon Communications, Inc., 5.050%, 3/15/2034	25,550,841
27,760,000	Windstream Services LLC, 7.500%, 4/01/2023	20,542,400

		257,744,524

	Total Bonds and Notes (Identified Cost $6,802,671,007)	6,425,175,237

Senior Loans — 1.2%
	Automotive — 0.0%
275,215	KAR Auction Services, Inc., Term Loan B2, 3.500%, 3/11/2021(b)	274,642
1,487,781	Visteon Corp., Delayed Draw Term Loan B, 3.500%, 4/09/2021(b)	1,477,560

		1,752,202

	Cable Satellite — 0.1%
3,594,268	Charter Communications Operating LLC, Term Loan E, 3.000%, 7/01/2020(b)	3,547,111

	Diversified Manufacturing — 0.0%
2,972,646	Ameriforge Group, Inc., 1st Lien Term Loan, 5.000%, 12/19/2019(b)	2,028,831

	Electric — 0.1%
5,360,032	NRG Energy, Inc., Refi Term Loan B, 2.750%, 7/02/2018(b)	5,235,411

	Food & Beverage — 0.1%
11,623,000	Aramark Services, Inc., USD Term Loan F, 3.250%, 2/24/2021(b)	11,572,207

	Industrial Other — 0.1%
4,470,456	Allison Transmission, Inc., New Term Loan B3, 3.500%, 8/23/2019(b)	4,464,376

	Lodging — 0.2%
11,894,105	Four Seasons Holdings, Inc., New 1st Lien Term Loan, 3.500%, 6/27/2020(b)	11,801,212

	Midstream — 0.2%
6,263,000	Energy Transfer Equity LP, New Term Loan, 3.250%, 12/02/2019(b)	6,032,584
7,146,463	Energy Transfer Equity LP, 2015 Term Loan, 4.000%, 12/02/2019(b)	7,021,400

		13,053,984

	Pharmaceuticals — 0.1%
5,266,200	Valeant Pharmaceuticals International, Term Loan B F1, 4.000%, 4/01/2022(b)	5,206,323

	Retailers — 0.1%
11,389,614	Staples, Inc., Term Loan B, 4/07/2021(j)	11,322,757

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Wirelines — 0.2%
$11,729,000	Level 3 Financing, Inc., 2015 Term Loan B2, 3.500%, 5/31/2022(b)	$11,621,445

	Total Senior Loans (Identified Cost $83,109,328)	81,605,859

Shares
Preferred Stocks — 0.3%
	Banking — 0.0%
28,431	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	737,216
266	Ally Financial, Inc., Series G, 7.000%, 144A	266,839

		1,004,055

	Cable Satellite — 0.3%
18,192,000	NBCUniversal Enterprise, Inc., 5.250%, 144A(c)	19,215,300

	Finance Companies — 0.0%
5,510	SLM Corp., Series A, 6.970%	243,542

	Total Preferred Stocks (Identified Cost $19,854,851)	20,462,897

Principal Amount (‡)
Short-Term Investments — 7.3%
$152,743	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2015 at 0.000% to be repurchased at $152,743 on 10/01/2015 collateralized by $153,100 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $155,885 including accrued interest (Note 2 of Notes to Financial Statements)	152,743
473,669,019	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2015 at 0.010% to be repurchased at $473,669,151 on 10/01/2015 collateralized by $58,670,000 Federal Home Loan Mortgage Corp., 2.375% due 1/13/2022 valued at $60,758,065; $426,360,000 U.S. Treasury Note, 1.500% due 1/31/2022 valued at $422,096,400; $295,000 U.S. Treasury Note, 0.625% due 9/30/2017 valued at $294,631 including accrued interest (Note 2 of Notes to Financial Statements)	473,669,019
8,940,000	U.S. Treasury Bills, 0.228%, 2/04/2016(k)	8,939,410

	Total Short-Term Investments (Identified Cost $482,754,697)	482,761,172

	Total Investments — 106.0% (Identified Cost $7,388,389,883)(a)	7,010,005,165
	Other assets less liabilities — (6.0)%	(396,488,402)

	Net Assets — 100.0%	$6,613,516,763

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2015, the net unrealized depreciation on investments based on a cost of $7,409,615,674 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$22,733,335
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(422,343,844)

	Net unrealized depreciation	$(399,610,509)

(b)	Variable rate security. Rate as of September 30, 2015 is disclosed.
(c)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts or TBA transactions.
(d)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.
(f)	A portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts or TBA transactions.
(g)	Illiquid security. At September 30, 2015, the value of these securities amounted to $13,227,749 or 0.2% of net assets. Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. See Note 2 of Notes to Financial Statements.
(h)	Fair valued by the Fund’s adviser. At September 30, 2015, the value of this security amounted to $940,950 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(i)	Treasury Inflation Protected Security (TIPS).
(j)	Position is unsettled. Contract rate was not determined at September 30, 2015 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(k)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the value of Rule 144A holdings amounted to $1,804,716,300 or 27.3% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced

EUR	Euro
MXN	Mexican Peso
PHP	Philippine Peso
USD	U.S. Dollar

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Core Plus Bond Fund – (continued)

At September 30, 2015, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell	10/14/2015	Euro	12,644,000	$14,130,871	$(3,135)

1 Counterparty is Bank of America, N.A.

Industry Summary at September 30, 2015

Treasuries	15.4%
Mortgage Related	13.4
Banking	8.8
Government Owned - No Guarantee	5.7
Non-Agency Commercial Mortgage-Backed Securities	5.6
Finance Companies	4.4
Wirelines	4.1
ABS Car Loan	3.2
Technology	3.1
Automotive	2.6
Cable Satellite	2.6
Midstream	2.2
Metals & Mining	2.1
Pharmaceuticals	2.1
Electric	2.1
Other Investments, less than 2% each	21.3
Short-Term Investments	7.3

Total Investments	106.0
Other assets less liabilities (including forward foreign currency contracts)	(6.0)

Net Assets	100.0%

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 90.5% of Net Assets
Non-Convertible Bonds — 85.3%
	ABS Home Equity — 3.1%
$300,000	American Homes 4 Rent, Series 2014-SFR1, Class E, 2.750%, 6/17/2031, 144A(b)	$288,108
228,268	Banc of America Alternative Loan Trust, Series 2003-10, Class 3A1, 5.500%, 12/25/2033	233,498
152,072	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	159,102
126,824	Banc of America Funding Corp., Series 2007-4, Class 5A1, 5.500%, 11/25/2034	128,703
176,321	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	180,701
39,343	Banc of America Mortgage Securities, Inc., Series 2005-A, Class 2A1, 2.646%, 2/25/2035(b)	38,386
82,798	Citicorp Mortgage Securities Trust, Series 2006-4, Class 1A2, 6.000%, 8/25/2036	83,613
80,603	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 2.617%, 5/25/2035(b)	78,476
453,864	Countrywide Alternative Loan Trust, Series 2004-27CB, Class A1, 6.000%, 12/25/2034	452,659
288,161	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.464%, 4/25/2035(b)	250,282
149,037	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB7, Class 2A, 2.665%, 11/20/2035(b)	139,323
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2013-DN2, Class M2, 4.444%, 11/25/2023(b)	249,869
53,146	GMAC Mortgage Corp. Loan Trust, Series 2003-J7, Class A7, 5.000%, 11/25/2033	53,402
335,977	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 2.874%, 6/19/2035(b)	325,856
244,621	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 3.165%, 7/19/2035(b)	231,754
68,674	GSR Mortgage Loan Trust, Series 2004-14, Class 3A1, 2.843%, 12/25/2034(b)	66,213
434,861	GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, 2.809%, 9/25/2035(b)	438,961
158,000	GSR Mortgage Loan Trust, Series 2006-8F, Class 4A17, 6.000%, 9/25/2036	131,399
85,121	JPMorgan Alternative Loan Trust, Series 2006-A1, Class 5A1, 4.135%, 3/25/2036(b)	69,711
324,499	Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.694%, 1/25/2036(b)	211,559
124,278	Lehman Mortgage Trust, Series 2006-1, Class 3A5, 5.500%, 2/25/2036	119,985
425,313	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1, 2.751%, 3/25/2035(b)	367,039
86,685	New York Mortgage Trust, Series 2006-1, Class 2A2, 2.619%, 5/25/2036(b)	78,418
261,688	Residential Funding Mortgage Securities, Series 2006-S1, Class 1A3, 5.750%, 1/25/2036	268,842

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$515,505	WaMu Mortgage Pass Through Certificates, Series 2006-AR19, Class 2A, 1.909%, 1/25/2047(b)	$464,580
98,242	WaMu Mortgage Pass Through Certificates, Series 2007-OA3, Class 2A1A, 0.959%, 4/25/2047(b)	82,831

		5,193,270

	ABS Other — 0.5%
297,083	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(b)	299,059
110,053	Sierra Receivables Funding Co. LLC, Series 2011-3A, Class C, 9.310%, 7/20/2028, 144A	116,297
450,000	Springleaf Funding Trust, Series 2014-AA, Class C, 4.450%, 12/15/2022, 144A	451,907

		867,263

	Aerospace & Defense — 2.3%
125,000	Huntington Ingalls Industries, Inc., 5.000%, 12/15/2021, 144A	127,500
355,000	KLX, Inc., 5.875%, 12/01/2022, 144A	345,347
1,500,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	1,440,000
900,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	949,500
620,000	TransDigm, Inc., 6.000%, 7/15/2022	578,150
515,000	TransDigm, Inc., 6.500%, 7/15/2024	484,023

		3,924,520

	Airlines — 0.2%
110,382	Virgin Australia Pass Through Trust, Series 2013-1B, 6.000%, 4/23/2022, 144A	113,142
167,752	Virgin Australia Pass Through Trust, Series 2013-1C, 7.125%, 10/23/2018, 144A	170,268

		283,410

	Automotive — 1.0%
170,000	General Motors Financial Co., Inc., 3.450%, 4/10/2022	163,520
620,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	604,500
310,000	Nexteer Automotive Group Ltd., 5.875%, 11/15/2021, 144A	300,700
735,000	ZF North America Capital, Inc., 4.750%, 4/29/2025, 144A	673,444

		1,742,164

	Banking — 4.2%
730,000	Ally Financial, Inc., 4.125%, 2/13/2022	703,538
1,985,000	Ally Financial, Inc., 4.625%, 3/30/2025	1,875,825
2,100,000	Banco Santander Brasil S.A., 8.000%, 3/18/2016, 144A, (BRL)	503,216
725,000	Commerzbank AG, 8.125%, 9/19/2023, 144A	840,717
470,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	463,795
900,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)(c)	644,194
65,000	Royal Bank of Scotland Group PLC, 5.250%, (EUR)(d)	71,905
740,000	Royal Bank of Scotland Group PLC, 5.500%, (EUR)(d)	822,129
1,025,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022(c)	1,109,263

		7,034,582

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Brokerage — 0.3%
$535,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	$486,850

	Building Materials — 1.5%
890,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	651,925
556,000	CPG Merger Sub LLC, 8.000%, 10/01/2021, 144A	553,220
50,000	Masco Corp., 6.500%, 8/15/2032	51,250
345,000	Masco Corp., 7.750%, 8/01/2029	385,537
245,000	NCI Building Systems, Inc., 8.250%, 1/15/2023, 144A	256,638
200,000	Odebrecht Finance Ltd., 4.375%, 4/25/2025, 144A	115,000
555,000	Vulcan Materials Co., 4.500%, 4/01/2025	543,900

		2,557,470

	Cable Satellite — 5.3%
795,000	Altice Financing S.A., 6.625%, 2/15/2023, 144A	764,691
475,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	438,188
625,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023, 144A	576,188
430,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.250%, 9/30/2022	403,125
15,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	14,325
760,000	CSC Holdings LLC, 5.250%, 6/01/2024	599,450
75,000	CSC Holdings LLC, 6.750%, 11/15/2021	67,125
895,000	DISH DBS Corp., 5.125%, 5/01/2020	839,062
1,620,000	DISH DBS Corp., 5.875%, 11/15/2024	1,375,987
220,000	Neptune Finco Corp., 10.125%, 1/15/2023, 144A(e)	222,475
200,000	Neptune Finco Corp., 10.875%, 10/15/2025, 144A(e)	202,250
155,000	Numericable-SFR, 5.375%, 5/15/2022, 144A, (EUR)	173,564
1,485,000	Unitymedia GmbH, 6.125%, 1/15/2025, 144A	1,466,437
515,000	Unitymedia Hessen GmbH & Co.KG/Unitymedia NRW GmbH, 5.000%, 1/15/2025, 144A	484,100
265,000	Virgin Media Finance PLC, 6.000%, 10/15/2024, 144A	255,063
485,000	Virgin Media Finance PLC, 6.375%, 4/15/2023, 144A	482,575
375,000	Virgin Media Secured Finance PLC, 5.500%, 1/15/2025, 144A	363,750
130,000	Wave Holdco LLC/Wave Holdco Corp., PIK, 8.250%, 7/15/2019, 144A(f)	126,750

		8,855,105

	Chemicals — 1.4%
1,510,000	Hercules, Inc., 6.500%, 6/30/2029	1,392,975
1,125,000	TPC Group, Inc., 8.750%, 12/15/2020, 144A	961,875

		2,354,850

	Construction Machinery — 0.5%
800,000	United Rentals North America, Inc., 5.750%, 11/15/2024	766,000

	Consumer Cyclical Services — 1.2%
515,000	IHS, Inc., 5.000%, 11/01/2022	495,044
455,000	Interval Acquisition Corp., 5.625%, 4/15/2023, 144A	448,175
1,095,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	1,100,475

		2,043,694

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Electric — 1.9%
$520,000	AES Corp. (The), 5.500%, 4/15/2025	$460,200
525,000	Dynegy, Inc., 7.375%, 11/01/2022	529,594
1,502,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A(c)	1,723,124
11,288	Red Oak Power LLC, Series A, 8.540%, 11/30/2019	11,965
175,000	Talen Energy Supply LLC, 6.500%, 6/01/2025, 144A	150,500
255,000	TerraForm Power Operating LLC, 5.875%, 2/01/2023, 144A	225,038
190,000	TerraForm Power Operating LLC, 6.125%, 6/15/2025, 144A	164,350

		3,264,771

	Environmental — 0.2%
335,000	GFL Environmental, Inc., 7.875%, 4/01/2020, 144A	342,956

	Finance Companies — 6.3%
740,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.500%, 5/15/2021	739,075
685,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 5.000%, 10/01/2021	698,700
515,000	Aircastle Ltd., 5.500%, 2/15/2022	520,150
910,000	CIT Group, Inc., 3.875%, 2/19/2019	904,881
65,000	CIT Group, Inc., 5.000%, 8/15/2022	64,919
545,000	CIT Group, Inc., 5.000%, 8/01/2023	541,594
600,000	iStar, Inc., 4.000%, 11/01/2017	577,500
505,000	iStar, Inc., 5.000%, 7/01/2019	479,750
1,015,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	949,025
585,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	587,925
870,000	Navient Corp., 5.000%, 10/26/2020	729,321
200,000	Navient Corp., 5.875%, 3/25/2021	168,250
435,000	Oxford Finance LLC/Oxford Finance Co-Issuer, Inc., 7.250%, 1/15/2018, 144A	442,612
540,000	Provident Funding Associates LP/PFG Finance Corp., 6.750%, 6/15/2021, 144A	511,650
1,000,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	938,750
445,000	Springleaf Finance Corp., 5.250%, 12/15/2019	434,988
1,110,000	Springleaf Finance Corp., 7.750%, 10/01/2021	1,184,925

		10,474,015

	Financial Other — 1.0%
695,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.875%, 3/15/2019(c)	696,043
180,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875%, 2/01/2022	181,125
804,000	Rialto Holdings LLC/Rialto Corp., 7.000%, 12/01/2018, 144A	816,060

		1,693,228

	Food & Beverage — 0.6%
1,800,000	BRF S.A., 7.750%, 5/22/2018, 144A, (BRL)	370,034
600,000	Cosan Luxembourg S.A., 9.500%, 3/14/2018, 144A, (BRL)	118,320
480,000	WhiteWave Foods Co. (The), 5.375%, 10/01/2022	498,000

		986,354

	Gaming — 1.7%
100,000	GLP Capital LP/GLP Financing II, Inc., 4.375%, 11/01/2018	100,750
740,000	GLP Capital LP/GLP Financing II, Inc., 4.875%, 11/01/2020(c)	749,250

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Gaming — continued
$725,000	MGM Resorts International, 6.000%, 3/15/2023	$704,156
1,205,000	MGM Resorts International, 6.750%, 10/01/2020	1,244,163

		2,798,319

	Government Owned – No Guarantee — 1.3%
335,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	205,188
530,000	Petrobras Global Finance BV, 6.250%, 3/17/2024	385,734
545,000	Petrobras Global Finance BV, 6.750%, 1/27/2041	355,612
575,000	Petrobras Global Finance BV, 6.875%, 1/20/2040	373,750
145,000	Petrobras Global Finance BV, 7.250%, 3/17/2044	96,164
129,850(††)	Petroleos Mexicanos, 7.470%, 11/12/2026, (MXN)(c)	707,523

		2,123,971

	Health Insurance — 0.6%
1,025,000	WellCare Health Plans, Inc., 5.750%, 11/15/2020	1,066,000

	Healthcare — 5.1%
360,000	Amsurg Corp., 5.625%, 7/15/2022	359,550
1,330,000	CHS/Community Health Systems, Inc., 6.875%, 2/01/2022	1,358,209
560,000	ExamWorks Group, Inc., 5.625%, 4/15/2023	567,700
155,000	Fresenius Medical Care U.S. Finance II, Inc., 4.125%, 10/15/2020, 144A	154,613
145,000	Fresenius Medical Care U.S. Finance II, Inc., 4.750%, 10/15/2024, 144A	143,188
260,000	HCA, Inc., 5.375%, 2/01/2025	257,400
170,000	HCA, Inc., 7.050%, 12/01/2027	175,950
655,000	HCA, Inc., 7.500%, 12/15/2023	730,325
145,000	HCA, Inc., 7.500%, 11/06/2033	152,975
590,000	HCA, Inc., 7.690%, 6/15/2025	654,900
480,000	HCA, Inc., 8.360%, 4/15/2024	554,400
820,000	HCA, Inc., MTN, 7.580%, 9/15/2025	897,900
515,000	HCA, Inc., MTN, 7.750%, 7/15/2036	545,900
305,000	LifePoint Health, Inc., 5.500%, 12/01/2021	308,050
540,000	Tenet Healthcare Corp., 4.500%, 4/01/2021	531,900
310,000	Tenet Healthcare Corp., 5.000%, 3/01/2019	299,925
225,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	223,312
635,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	571,500

		8,487,697

	Home Construction — 2.0%
1,200,000	Corporacion GEO SAB de CV, 8.875%, 3/27/2022, 144A(g)	24,000
750,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	528,750
2,005,000	Lennar Corp., 4.750%, 5/30/2025	1,914,775
915,000	TRI Pointe Holdings, Inc., 4.375%, 6/15/2019	896,700
200,000	Urbi Desarrollos Urbanos SAB de CV, 9.500%, 1/21/2020, 144A(g)	8,020
900,000	Urbi Desarrollos Urbanos SAB de CV, 9.750%, 2/03/2022, 144A(g)	36,090

		3,408,335

	Independent Energy — 8.2%
785,000	Antero Resources Corp., 5.125%, 12/01/2022	675,100
110,000	Antero Resources Corp., 5.375%, 11/01/2021	96,800
90,000	Baytex Energy Corp., 5.125%, 6/01/2021, 144A	71,550

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$1,005,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	$793,950
370,000	Bonanza Creek Energy, Inc., 5.750%, 2/01/2023	240,500
650,000	Bonanza Creek Energy, Inc., 6.750%, 4/15/2021	453,375
75,000	California Resources Corp., 5.000%, 1/15/2020	48,234
845,000	California Resources Corp., 5.500%, 9/15/2021	515,450
380,000	California Resources Corp., 6.000%, 11/15/2024	226,338
1,035,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	675,337
20,000	Chesapeake Energy Corp., 5.750%, 3/15/2023	13,044
110,000	Chesapeake Energy Corp., 6.125%, 2/15/2021	76,656
300,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	222,936
70,000	Concho Resources, Inc., 5.500%, 10/01/2022	66,675
125,000	Concho Resources, Inc., 5.500%, 4/01/2023	119,063
335,000	Continental Resources, Inc., 3.800%, 6/01/2024	271,716
215,000	Continental Resources, Inc., 4.500%, 4/15/2023	186,701
690,000	Eclipse Resources Corp., 8.875%, 7/15/2023, 144A	555,450
170,000	Halcon Resources Corp., 8.625%, 2/01/2020, 144A	141,313
115,000	Halcon Resources Corp., 8.875%, 5/15/2021	34,500
490,000	Halcon Resources Corp., 9.750%, 7/15/2020	166,600
220,000	Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.750%, 4/01/2022	174,764
145,000	Matador Resources Co., 6.875%, 4/15/2023, 144A	139,200
410,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	320,825
180,000	MEG Energy Corp., 6.500%, 3/15/2021, 144A	147,600
570,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	453,150
1,295,000	Noble Energy, Inc., 5.875%, 6/01/2022	1,292,558
625,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	495,187
485,000	Oasis Petroleum, Inc., 7.250%, 2/01/2019	428,012
400,000	QEP Resources, Inc., 5.250%, 5/01/2023	334,400
520,000	QEP Resources, Inc., 5.375%, 10/01/2022	442,000
1,000,000	Rex Energy Corp., 6.250%, 8/01/2022	400,000
150,000	Rex Energy Corp., 8.875%, 12/01/2020	78,000
1,025,000	Rice Energy, Inc., 6.250%, 5/01/2022	914,177
340,000	RSP Permian, Inc., 6.625%, 10/01/2022	326,400
105,000	RSP Permian, Inc., 6.625%, 10/01/2022, 144A	100,800
330,000	Sanchez Energy Corp., 6.125%, 1/15/2023	221,100
70,000	Sanchez Energy Corp., 7.750%, 6/15/2021	51,800
920,000	SM Energy Co., 5.000%, 1/15/2024	778,550
35,000	SM Energy Co., 6.125%, 11/15/2022	32,410
395,000	Southwestern Energy Co., 4.950%, 1/23/2025	353,028
115,000	Ultra Petroleum Corp., 5.750%, 12/15/2018, 144A	82,800
55,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	47,850
455,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	393,802

		13,659,701

	Industrial Other — 0.4%
265,000	AECOM, 5.750%, 10/15/2022, 144A	266,492
330,000	Transfield Services Ltd., 8.375%, 5/15/2020, 144A	339,487

		605,979

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Integrated Energy — 0.3%
$100,000	Pacific Exploration and Production Corp., 5.125%, 3/28/2023, 144A	$34,500
800,000	Pacific Exploration and Production Corp., 5.375%, 1/26/2019, 144A	296,000
580,000	Pacific Exploration and Production Corp., 5.625%, 1/19/2025, 144A	202,826

		533,326

	Life Insurance — 0.2%
340,000	CNO Financial Group, Inc., 5.250%, 5/30/2025	345,100

	Media Entertainment — 1.2%
470,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	471,175
1,000,000	Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, 11/15/2022	1,003,750
481,000	DreamWorks Animation SKG, Inc., 6.875%, 8/15/2020, 144A	466,570

		1,941,495

	Metals & Mining — 2.3%
1,395,000	ArcelorMittal, 7.500%, 3/01/2041	1,122,975
795,000	CONSOL Energy, Inc., 5.875%, 4/15/2022	534,637
180,000	Constellium NV, 4.625%, 5/15/2021, 144A, (EUR)	168,951
460,000	Emeco Pty Ltd., 9.875%, 3/15/2019, 144A	241,500
460,000	Essar Steel Algoma, Inc., 9.500%, 11/15/2019, 144A	253,000
175,000	First Quantum Minerals Ltd., 7.000%, 2/15/2021, 144A	113,313
270,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	167,400
1,375,000	Freeport-McMoRan, Inc., 4.550%, 11/14/2024(c)	1,024,375
245,000	Xstrata Finance Canada Ltd., 5.550%, 10/25/2042, 144A	180,075

		3,806,226

	Midstream — 4.9%
200,000	Gibson Energy, Inc., 6.750%, 7/15/2021, 144A	192,250
270,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.875%, 12/01/2024	247,050
365,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/2021	343,100
405,000	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 7/15/2019	368,550
445,000	Regency Energy Partners LP/Regency Energy Finance Corp., 4.500%, 11/01/2023	411,382
295,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.875%, 3/01/2022	302,307
385,000	Rose Rock Midstream LP/Rose Rock Finance Corp., 5.625%, 7/15/2022	338,800
985,000	Sabine Pass Liquefaction LLC, 5.625%, 2/01/2021	913,587
480,000	Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025, 144A	423,000
425,000	Sabine Pass Liquefaction LLC, 6.250%, 3/15/2022	395,250
935,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.500%, 8/15/2022	804,100
1,863,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.125%, 11/15/2019, 144A	1,672,042
95,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/2023	79,088
640,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 5/01/2023	568,000
300,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.375%, 8/01/2022	286,875

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Midstream — continued
$15,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.875%, 2/01/2021	$14,513
355,000	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.500%, 10/15/2019, 144A	347,900
360,000	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.250%, 10/15/2022, 144A	352,350
180,000	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 2/15/2023	178,650

		8,238,794

	Non-Agency Commercial Mortgage-Backed Securities — 2.1%
935,000	BXHTL Mortgage Trust, Series 2015-DRMZ, Class M, 8.392%, 5/15/2018, 144A(b)(h)	935,000
1,690,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.989%, 8/10/2045(b)	1,695,719
805,000	Hilton USA Trust, Series 2013-HLT, Class EFX, 4.602%, 11/05/2030, 144A(b)	812,799
125,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.464%, 1/15/2049(b)	128,489

		3,572,007

	Oil Field Services — 0.3%
45,000	Diamond Offshore Drilling, Inc., 4.875%, 11/01/2043	29,427
285,000	Hercules Offshore, Inc., 8.750%, 7/15/2021, 144A(g)	59,850
435,000	Paragon Offshore PLC, 6.750%, 7/15/2022, 144A	56,550
905,000	Paragon Offshore PLC, 7.250%, 8/15/2024, 144A	141,406
35,000	Parker Drilling Co., 6.750%, 7/15/2022	27,825
155,000	Pioneer Energy Services Corp., 6.125%, 3/15/2022	87,575
40,000	Transocean, Inc., 4.300%, 10/15/2022	24,700

		427,333

	Packaging — 0.9%
755,000	Sealed Air Corp., 6.875%, 7/15/2033, 144A	756,888
775,000	Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc., 6.375%, 5/01/2022, 144A	732,375

		1,489,263

	Pharmaceuticals — 1.4%
1,540,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	1,531,337
530,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	539,673
335,000	VRX Escrow Corp., 5.375%, 3/15/2020, 144A	324,531

		2,395,541

	Property & Casualty Insurance — 0.4%
786,000	Hockey Merger Sub 2, Inc., 7.875%, 10/01/2021, 144A	750,630

	Retailers — 1.7%
40,000	Dillard’s, Inc., 7.000%, 12/01/2028	45,340
435,000	Dillard’s, Inc., 7.750%, 7/15/2026	509,224
205,000	Dillard’s, Inc., 7.750%, 5/15/2027	240,411
35,000	Dillard’s, Inc., 7.875%, 1/01/2023	41,639
280,000	Dollar Tree, Inc., 5.750%, 3/01/2023, 144A	290,500
1,035,000	GameStop Corp., 5.500%, 10/01/2019, 144A	1,066,361
280,000	Group 1 Automotive, Inc., 5.000%, 6/01/2022	275,800

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Retailers — continued
$255,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	$245,438
520,000	Nine West Holdings, Inc., 6.125%, 11/15/2034	182,000

		2,896,713

	Supermarkets — 0.6%
935,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	804,100
140,000	SUPERVALU, Inc., 7.750%, 11/15/2022	140,000

		944,100

	Supranational — 3.2%
30,700,000	European Bank for Reconstruction & Development, GMTN, 6.000%, 3/03/2016, (INR)	464,237
5,420,000,000	International Bank for Reconstruction & Development, 4.500%, 8/03/2017, (COP)	1,750,026
458,000,000	International Bank for Reconstruction & Development, EMTN, 4.250%, 2/05/2016, (CLP)(c)	658,177
21,150,000	International Bank for Reconstruction & Development, Series GDIF, 5.000%, 5/24/2017, (INR)	313,487
100,890,000	International Finance Corp., 7.800%, 6/03/2019, (INR)(c)	1,587,478
2,175,000	International Finance Corp., GMTN, 10.500%, 4/17/2018, (BRL)	525,028

		5,298,433

	Technology — 4.6%
1,545,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	1,529,550
1,930,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	1,930,000
550,000	Blackboard, Inc., 7.750%, 11/15/2019, 144A	462,000
60,000	CommScope Technologies Finance LLC, 6.000%, 6/15/2025, 144A	57,563
75,000	CommScope, Inc., 4.375%, 6/15/2020, 144A	74,437
330,000	CommScope, Inc., 5.000%, 6/15/2021, 144A	322,575
430,000	Equinix, Inc., 4.875%, 4/01/2020	437,525
480,000	Equinix, Inc., 5.375%, 1/01/2022	477,600
260,000	First Data Corp., 10.625%, 6/15/2021	285,025
510,000	Micron Technology, Inc., 5.250%, 1/15/2024, 144A	467,925
515,000	Micron Technology, Inc., 5.625%, 1/15/2026, 144A	463,500
215,000	MSCI, Inc., 5.250%, 11/15/2024, 144A	217,150
515,000	Open Text Corp., 5.625%, 1/15/2023, 144A	510,816
405,000	Sabre GLBL, Inc., 5.375%, 4/15/2023, 144A	398,925

		7,634,591

	Transportation Services — 0.4%
275,000	APL Ltd., 8.000%, 1/15/2024(h)	214,500
550,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.125%, 6/01/2022, 144A	530,750

		745,250

	Treasuries — 6.0%
55,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2035, (EUR)(j)	36,025
55,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2036, (EUR)(j)	35,632

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — continued
20,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2041, (EUR)(j)	$12,748
165,000(††)	Mexican Fixed Rate Bonds, Series M, 4.750%, 6/14/2018, (MXN)(c)	979,653
131,500(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)(c)	814,544
116,500(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)(c)	776,597
151,030(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)(c)	1,138,072
74,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	1,737,591
1,050,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	197,314
2,250,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)(c)	459,705
3,785,000	U.S. Treasury Note, 0.875%, 5/15/2017(c)	3,804,171

		9,992,052

	Wireless — 2.2%
100,000	Altice Luxembourg S.A., 7.250%, 5/15/2022, 144A, (EUR)	105,315
355,000	Altice Luxembourg S.A., 7.625%, 2/15/2025, 144A	313,509
785,000	Altice Luxembourg S.A., 7.750%, 5/15/2022, 144A	714,350
6,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	338,210
6,100,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	347,727
786,000	Sprint Capital Corp., 6.875%, 11/15/2028	563,955
370,000	T-Mobile USA, Inc., 6.125%, 1/15/2022	357,050
515,000	T-Mobile USA, Inc., 6.731%, 4/28/2022	513,713
180,000	Wind Acquisition Finance S.A., 3.981%, 7/15/2020, 144A, (EUR)(b)	199,724
200,000	Wind Acquisition Finance S.A., 4.750%, 7/15/2020, 144A	198,000

		3,651,553

	Wirelines — 1.8%
705,000	CenturyLink, Inc., 7.650%, 3/15/2042	539,325
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	121,550
60,000,000	Empresa de Telecomunicaniones de Bogota, 7.000%, 1/17/2023, 144A, (COP)	16,904
405,000	Frontier Communications Corp., 9.000%, 8/15/2031	334,125
340,000	Frontier Communications Corp., 10.500%, 9/15/2022, 144A	331,500
705,000	Level 3 Communications, Inc., 5.750%, 12/01/2022	691,781
345,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	330,338
35,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	36,925
85,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	92,225
450,000	Telecom Italia SpA, 5.303%, 5/30/2024, 144A	439,875

		2,934,548

	Total Non-Convertible Bonds (Identified Cost $156,914,568)	142,617,459

Convertible Bonds — 5.2%
	Building Materials — 0.7%
575,000	Lennar Corp., 3.250%, 11/15/2021, 144A	1,182,703

	Consumer Cyclical Services — 0.6%
875,000	Jarden Corp., 1.125%, 3/15/2034	1,000,781
115,000	Macquarie Infrastructure Corp., 2.875%, 7/15/2019	130,525

		1,131,306

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Consumer Products — 0.4%
$845,000	Iconix Brand Group, Inc., 1.500%, 3/15/2018	$671,775

	Energy — 0.4%
945,000	Hornbeck Offshore Services, Inc., 1.500%, 9/01/2019	701,072

	Leisure — 0.5%
1,035,000	Rovi Corp., 0.500%, 3/01/2020, 144A	798,244

	Metals & Mining — 0.1%
95,000	RTI International Metals, Inc., 1.625%, 10/15/2019	99,869

	Midstream — 1.0%
420,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	361,200
1,570,000	Whiting Petroleum Corp., 1.250%, 4/01/2020, 144A	1,278,569

		1,639,769

	Pharmaceuticals — 0.7%
58,000	BioMarin Pharmaceutical, Inc., 0.750%, 10/15/2018	74,929
644,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	865,375
211,000	Emergent Biosolutions, Inc., 2.875%, 1/15/2021	239,617

		1,179,921

	REITs – Diversified — 0.1%
105,000	RWT Holdings, Inc., 5.625%, 11/15/2019, 144A	98,437

	REITs – Mortgage — 0.0%
30,000	Redwood Trust, Inc., 4.625%, 4/15/2018	28,781

	Technology — 0.7%
306,000	Brocade Communications Systems, Inc., 1.375%, 1/01/2020, 144A	299,689
140,000	MercadoLibre, Inc., 2.250%, 7/01/2019	136,938
340,000	Micron Technology, Inc., Series G, 3.000%, 11/15/2043	285,812
108,000	Nuance Communications, Inc., 1.500%, 11/01/2035	111,173
386,000	SunEdison, Inc., 2.625%, 6/01/2023, 144A	194,447
370,000	SunEdison, Inc., 3.375%, 6/01/2025, 144A	188,006

		1,216,065

	Total Convertible Bonds (Identified Cost $10,257,809)	8,747,942

	Total Bonds and Notes (Identified Cost $167,172,377)	151,365,401

Senior Loans — 1.9%
	Consumer Cyclical Services — 0.3%
493,569	SourceHov LLC, 2014 1st Lien Term Loan, 7.750%, 10/31/2019(b)	444,829

	Media Entertainment — 0.0%
88,743	SuperMedia, Inc., Exit Term Loan, 11.600%, 12/30/2016(b)	47,478

	Other Utility — 0.2%
242,335	PowerTeam Services LLC, 1st Lien Term Loan, 4.250%, 5/06/2020(b)	239,104
95,000	PowerTeam Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(b)	90,250

		329,354

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Supermarkets — 0.5%
$545,972	Albertson’s LLC, Term Loan B4, 5.500%, 8/25/2021(b)	$545,634
281,160	New Albertson’s, Inc., Term Loan, 4.750%, 6/27/2021(b)	280,597

		826,231

	Transportation Services — 0.1%
98,750	OSG Bulk Ships, Inc., Exit Term Loan, 5.250%, 8/05/2019(b)	97,639

	Wirelines — 0.8%
1,218,750	Fairpoint Communications, Inc., Refi Term Loan, 7.500%, 2/14/2019(b)	1,221,541
159,324	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/21/2020(b)	158,196

		1,379,737

	Total Senior Loans (Identified Cost $3,198,177)	3,125,268

Shares
Preferred Stocks — 3.6%
Convertible Preferred Stocks — 2.5%
	Consumer Non-Cyclical Services — 0.5%
18,265	Tyson Foods, Inc., 4.750%	936,264

	Electric — 0.4%
5,356	Dominion Resources, Inc., Series B, 6.000%	299,829
7,126	Dominion Resources, Inc., Series A, 6.125%	394,139
1,424	Dominion Resources, Inc., 6.375%	70,644

		764,612

	Metals & Mining — 0.7%
34,097	Alcoa, Inc., Series 1, 5.375%	1,138,840

	Midstream — 0.3%
988	Chesapeake Energy Corp., 5.750%	393,965
20	Chesapeake Energy Corp., 5.750%, 144A	7,975
137	Chesapeake Energy Corp., 5.750%	54,115

		456,055

	Pharmaceuticals — 0.5%
860	Allergan PLC, Series A, 5.500%	811,376

	REITs – Mortgage — 0.1%
2,107	iStar, Inc., Series J, 4.500%	112,008

	Total Convertible Preferred Stocks (Identified Cost $5,000,761)	4,219,155

Non-Convertible Preferred Stocks — 1.1%
	Banking — 0.8%
32,853	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	851,878
483	Ally Financial, Inc., Series G, 7.000%, 144A	484,525

		1,336,403

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)
	Finance Companies — 0.3%
12,925	iStar, Inc., Series E, 7.875%	$306,322
7,500	iStar, Inc., Series F, 7.800%	176,325
550	iStar, Inc., Series G, 7.650%	12,953

		495,600

	Total Non-Convertible Preferred Stocks (Identified Cost $1,701,534)	1,832,003

	Total Preferred Stocks (Identified Cost $6,702,295)	6,051,158

Common Stocks — 0.7%
	Automobiles — 0.3%
14,625	General Motors Co.	439,042

	Electric Utilities — 0.1%
1,973	NextEra Energy, Inc.	192,466

	Oil, Gas & Consumable Fuels — 0.2%
14,882	Kinder Morgan, Inc.	411,934

	Trading Companies & Distributors — 0.1%
2,696	United Rentals, Inc.(i)	161,895

	Total Common Stocks (Identified Cost $1,215,367)	1,205,337

Warrants — 0.0%
10,360	FairPoint Communications, Inc., Expiration on 1/24/2018 at $48.81(h)(i)(k)	—
22,512	Kinder Morgan, Inc., Expiration on 5/25/2017 at $40.00(i)	20,711

	Total Warrants (Identified Cost $29,892)	20,711

Other Investments — 0.6%
	Aircraft ABS — 0.6%
100	ECAF I Blocker Ltd.(h)(k) (Identified Cost $1,000,000)	1,000,000

Principal Amount (‡)
Short-Term Investments — 0.9%
$46,381	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2015 at 0.000% to be repurchased at $46,381 on 10/01/2015 collateralized by $46,500 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $47,346 including accrued interest (Note 2 of Notes to Financial Statements)	46,381
1,047,489	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2015 at 0.010% to be repurchased at $1,047,489 on 10/01/2015 collateralized by $945,000 U.S. Treasury Note, 1.750% due 2/28/2022 valued at $947,363; $125,000 U.S. Treasury Note, 0.625% due 9/30/2017 valued at $124,844 including accrued interest (Note 2 of Notes to Financial Statements)	1,047,489

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — continued
$470,000	U.S. Treasury Bills, 0.160%, 1/28/2016(l)(m)	$469,982

	Total Short-Term Investments (Identified Cost $1,563,636)	1,563,852

	Total Investments — 98.2% (Identified Cost $180,881,744)(a)	164,331,727
	Other assets less liabilities — 1.8%	2,986,645

	Net Assets — 100.0%	$167,318,372

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2015, the net unrealized depreciation on investments based on a cost of $180,920,943 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$5,142,031
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(21,731,247)

	Net unrealized depreciation	$(16,589,216)

(b)	Variable rate security. Rate as of September 30, 2015 is disclosed.
(c)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(d)	Perpetual bond with no specified maturity date.
(e)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.
(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended September 30, 2015, interest payments were made in cash.
(g)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(h)	Illiquid security. At September 30, 2015, the value of these securities amounted to $2,149,500 or 1.3% of net assets. Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. See Note 2 of Notes to Financial Statements.
(i)	Non-income producing security.
(j)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(k)	Fair valued by the Fund’s adviser. At September 30, 2015, the value of these securities amounted to $1,000,000 or 0.6% of net assets. See Note 2 of Notes to Financial Statements.
(l)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(m)	A portion of this security has been pledged as initial margin for open futures contracts.

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the value of Rule 144A holdings amounted to $50,276,963 or 30.0% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
INR	Indian Rupee
MXN	Mexican Peso
PHP	Philippine Peso

At September 30, 2015, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell	10/30/2015	Euro	1,300,000	$1,453,229	$(25,491)
Buy	10/23/2015	Mexican Peso	88,300,000	5,214,376	(12,994)
Sell	10/23/2015	Mexican Peso	88,300,000	5,214,376	301,892

Total					$263,407

1 Counterparty is Bank of America, N.A.

At September 30, 2015, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	12/21/2015	69	$8,882,672	$(100,583)
30 Year U.S. Treasury Bond	12/21/2015	23	3,618,906	(60,285)

Total				$(160,868)

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles High Income Fund – (continued)

Industry Summary at September 30, 2015

Independent Energy	8.2%
Finance Companies	6.6
Midstream	6.2
Treasuries	6.0
Cable Satellite	5.3
Technology	5.3
Healthcare	5.1
Banking	5.0
Supranational	3.2
ABS Home Equity	3.1
Metals & Mining	3.1
Pharmaceuticals	2.6
Wirelines	2.6
Electric	2.3
Aerospace & Defense	2.3
Building Materials	2.2
Wireless	2.2
Consumer Cyclical Services	2.1
Non-Agency Commercial Mortgage-Backed Securities	2.1
Home Construction	2.0
Other Investments, less than 2% each	19.8
Short-Term Investments	0.9

Total Investments	98.2
Other assets less liabilities (including forward foreign currency contracts and futures contracts)	1.8

Net Assets	100.0%

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)

Bonds and Notes — 97.2% of Net Assets
	ABS Car Loan — 1.7%
$4,150,000	CPS Auto Receivables Trust, Series 2015-C, Class A, 1.770%, 6/17/2019, 144A	$4,152,299
1,165,000	Credit Acceptance Auto Loan Trust, Series 2013-2A, Class A, 1.500%, 4/15/2021, 144A	1,165,861
2,695,000	Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A, 1.880%, 3/15/2022, 144A	2,695,032
1,045,000	First Investors Auto Owner Trust, Series 2014-1A, Class A3, 1.490%, 1/15/2020, 144A	1,044,639
3,500,000	NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A, 1.920%, 10/15/2019, 144A	3,518,326
2,120,000	Tidewater Auto Receivables Trust, Series 2014-AA, Class A3, 1.400%, 7/15/2018, 144A	2,121,601

		14,697,758

	ABS Home Equity — 0.3%
2,804,253	Towd Point Mortgage Trust, Series 2015-2, Class 1AE2, 2.750%, 11/25/2060, 144A	2,810,591

	Agency Commercial Mortgage-Backed Securities — 10.6%
6,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K006, Class A2, 4.251%, 1/25/2020	6,615,162
4,305,000	FHLMC Multifamily Structured Pass Through Certificates, Series K014, Class A2, 3.871%, 4/25/2021	4,725,224
4,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K015, Class A2, 3.230%, 7/25/2021	4,263,156
6,625,000	FHLMC Multifamily Structured Pass Through Certificates, Series K017, Class A2, 2.873%, 12/25/2021	6,928,869
3,535,000	FHLMC Multifamily Structured Pass Through Certificates, Series K703, Class A2, 2.699%, 5/25/2018	3,657,067
700,000	FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.412%, 8/25/2018	719,838
2,590,000	FHLMC Multifamily Structured Pass Through Certificates, Series K706, Class A2, 2.323%, 10/25/2018	2,660,013
7,910,000	FHLMC Multifamily Structured Pass Through Certificates, Series K708, Class A2, 2.130%, 1/25/2019	8,080,508
34,370,000	FHLMC Multifamily Structured Pass Through Certificates, Series K711, Class A2, 1.730%, 7/25/2019	34,608,769
681,060	FHLMC Multifamily Structured Pass Through Certificates, Series KF01, Class A, 0.549%, 4/25/2019(b)	679,664
2,253,042	FHLMC Multifamily Structured Pass Through Certificates, Series KF06, Class A, 0.522%, 11/25/2021(b)	2,246,891
239,108	Government National Mortgage Association, Series 2003-72, Class Z, 5.249%, 11/16/2045(b)	259,089
204,548	Government National Mortgage Association, Series 2003-88, Class Z, 4.898%, 3/16/2046(b)	220,674
13,260,000	Government National Mortgage Association, Series 2013-52, Class KX, 3.929%, 8/16/2051(b)	14,113,679

		89,778,603

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Collateralized Mortgage Obligations — 15.7%
$126,334	Federal Home Loan Mortgage Corp., REMIC, Series 1500, Class FD, 1.670%, 5/15/2023(b)	$124,076
83,723	Federal Home Loan Mortgage Corp., REMIC, Series 1552, Class I, 1.470%, 8/15/2023(b)	84,622
315,988	Federal Home Loan Mortgage Corp., REMIC, Series 2131, Class ZB, 6.000%, 3/15/2029	349,536
246,422	Federal Home Loan Mortgage Corp., REMIC, Series 2646, Class FM, 0.607%, 11/15/2032(b)	247,200
1,760,575	Federal Home Loan Mortgage Corp., REMIC, Series 2874, Class BC, 5.000%, 10/15/2019	1,854,225
2,713,828	Federal Home Loan Mortgage Corp., REMIC, Series 2931, Class DE, 4.000%, 2/15/2020	2,820,493
2,651,042	Federal Home Loan Mortgage Corp., REMIC, Series 2978, Class JG, 5.500%, 5/15/2035	2,944,435
3,510,000	Federal Home Loan Mortgage Corp., REMIC, Series 3036, Class NE, 5.000%, 9/15/2035	3,932,186
1,757,854	Federal Home Loan Mortgage Corp., REMIC, Series 3057, Class PE, 5.500%, 11/15/2034	1,797,144
4,805,716	Federal Home Loan Mortgage Corp., REMIC, Series 3412, Class AY, 5.500%, 2/15/2038	5,269,669
2,443,071	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 3.915%, 6/15/2048(b)	2,480,255
3,087,434	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, 4.323%, 12/15/2036(b)	3,239,737
78,433	Federal Home Loan Mortgage Corp., REMIC, Series 3802, Class BA, 4.500%, 11/15/2028	79,438
927,995	Federal Home Loan Mortgage Corp., REMIC, Series 4212, Class FW, 2.307%, 6/15/2043(b)	937,923
1,846,623	Federal National Mortgage Association, REMIC, Series 2003-48, Class GH, 5.500%, 6/25/2033	2,095,953
95,126	Federal National Mortgage Association, REMIC, Series 1992-162, Class FB, 1.870%, 9/25/2022(b)	97,113
82,481	Federal National Mortgage Association, REMIC, Series 1994-42, Class FD, 1.620%, 4/25/2024(b)	83,652
20,876	Federal National Mortgage Association, REMIC, Series 2002-W10, Class A7, 3.767%, 8/25/2042(b)	20,837
1,397,725	Federal National Mortgage Association, REMIC, Series 2005-100, Class BQ, 5.500%, 11/25/2025	1,526,229
1,152,304	Federal National Mortgage Association, REMIC, Series 2005-33, Class QD, 5.000%, 1/25/2034	1,194,370
1,500,624	Federal National Mortgage Association, REMIC, Series 2007-73, Class A1, 0.254%, 7/25/2037(b)	1,410,697
2,928,554	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 3.659%, 8/25/2038(b)	3,148,427
5,412,360	Federal National Mortgage Association, REMIC, Series 2013-67, Class NF, 1.194%, 7/25/2043(b)	5,249,746
68,379	Federal National Mortgage Association, REMIC, Series G93-19, Class FD, 1.570%, 4/25/2023(b)	69,174

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Collateralized Mortgage Obligations — continued
$12,777	FHLMC Structured Pass Through Securities, Series T-60, Class 2A1, 3.329%, 3/25/2044(b)	$13,465
8,403,981	Government National Mortgage Association, 0.492%, 7/20/2065(b)	8,379,812
1,490,853	Government National Mortgage Association, Series 2010-H20, Class AF, 0.522%, 10/20/2060(b)	1,481,288
1,331,200	Government National Mortgage Association, Series 2010-H24, Class FA, 0.542%, 10/20/2060(b)	1,326,061
1,230,246	Government National Mortgage Association, Series 2011-H06, Class FA, 0.642%, 2/20/2061(b)	1,228,740
2,569,260	Government National Mortgage Association, Series 2012-124, Class HT, 7.218%, 7/20/2032(b)	2,932,404
5,912,726	Government National Mortgage Association, Series 2012-H15, Class FA, 0.642%, 5/20/2062(b)	5,923,646
1,404,127	Government National Mortgage Association, Series 2012-H18, Class NA, 0.712%, 8/20/2062(b)	1,405,903
7,332,773	Government National Mortgage Association, Series 2012-H29, Class HF, 0.692%, 10/20/2062(b)	7,341,455
6,921,265	Government National Mortgage Association, Series 2013-H02, Class GF, 0.692%, 12/20/2062(b)	6,931,267
5,107,925	Government National Mortgage Association, Series 2013-H08, Class FA, 0.542%, 3/20/2063(b)	5,080,986
4,175,131	Government National Mortgage Association, Series 2013-H10, Class FA, 0.592%, 3/20/2063(b)	4,166,492
13,098,184	Government National Mortgage Association, Series 2013-H22, Class FT, 0.980%, 4/20/2063(b)	13,293,831
7,776,056	Government National Mortgage Association, Series 2014-H14, Class FA, 0.692%, 7/20/2064(b)	7,756,017
5,376,093	Government National Mortgage Association, Series 2014-H15, Class FA, 0.692%, 7/20/2064(b)	5,366,959
11,172,580	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	11,289,735
3,867,734	Government National Mortgage Association, Series 2015-H11, Class FA, 0.442%, 4/20/2065(b)	3,849,277
470,830	NCUA Guaranteed Notes, Series 2010-A1, Class A, 0.554%, 12/07/2020(b)	470,389
1,078,026	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 0.653%, 10/07/2020(b)	1,083,329
1,593,862	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 0.763%, 12/08/2020(b)	1,605,009
101,404	NCUA Guaranteed Notes, Series 2010-R3, Class 2A, 0.763%, 12/08/2020(b)	102,083

		132,085,285

	Hybrid ARMs — 15.5%
1,331,952	FHLMC, 2.124%, 6/01/2037(b)	1,405,983
745,868	FHLMC, 2.312%, 11/01/2038(b)	793,115
1,546,424	FHLMC, 2.368%, 4/01/2036(b)	1,638,043
967,155	FHLMC, 2.400%, 4/01/2037(b)	1,027,047
378,881	FHLMC, 2.409%, 9/01/2038(b)	403,264
4,649,040	FHLMC, 2.419%, 2/01/2036(b)	4,941,925
2,213,168	FHLMC, 2.426%, 2/01/2036(b)	2,360,825
1,159,707	FHLMC, 2.433%, 11/01/2038(b)	1,236,085

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Hybrid ARMs — continued
$6,970,887	FHLMC, 2.440%, 3/01/2037(b)	$7,409,942
1,733,771	FHLMC, 2.469%, 9/01/2038(b)	1,844,221
2,735,086	FHLMC, 2.470%, 7/01/2033(b)	2,899,358
3,904,448	FHLMC, 2.470%, 9/01/2035(b)	4,149,454
2,178,905	FHLMC, 2.477%, 3/01/2036(b)	2,310,487
3,137,970	FHLMC, 2.483%, 4/01/2037(b)	3,347,922
712,493	FHLMC, 2.487%, 2/01/2035(b)	764,524
1,821,022	FHLMC, 2.522%, 3/01/2038(b)	1,941,463
778,927	FHLMC, 2.582%, 12/01/2034(b)	830,203
710,339	FHLMC, 2.805%, 3/01/2037(b)	765,292
1,317,396	FHLMC, 2.992%, 9/01/2038(b)	1,395,479
154,304	FHLMC, 4.818%, 12/01/2037(b)	162,027
263,281	FNMA, 1.922%, 2/01/2037(b)	275,351
2,594,972	FNMA, 1.936%, 7/01/2035(b)	2,716,597
4,166,156	FNMA, 2.234%, 4/01/2037(b)	4,392,328
847,956	FNMA, 2.238%, 10/01/2033(b)	898,811
4,206,875	FNMA, 2.247%, 7/01/2035(b)	4,452,948
5,773,005	FNMA, 2.265%, 9/01/2037(b)	6,167,812
2,330,097	FNMA, 2.282%, 4/01/2037(b)	2,476,326
1,426,519	FNMA, 2.310%, 1/01/2036(b)	1,521,742
770,409	FNMA, 2.332%, 9/01/2034(b)	817,436
785,838	FNMA, 2.349%, 12/01/2034(b)	837,236
3,757,429	FNMA, 2.364%, 11/01/2033(b)	3,985,916
970,881	FNMA, 2.380%, 8/01/2038(b)	1,035,034
5,666,485	FNMA, 2.386%, 4/01/2034(b)	6,016,741
1,539,441	FNMA, 2.395%, 9/01/2036(b)	1,636,939
501,723	FNMA, 2.405%, 8/01/2035(b)	532,780
1,186,907	FNMA, 2.406%, 8/01/2034(b)	1,265,109
5,345,369	FNMA, 2.426%, 3/01/2037(b)	5,695,971
3,748,056	FNMA, 2.437%, 9/01/2037(b)	3,986,526
7,559,953	FNMA, 2.438%, 10/01/2034(b)	8,037,209
1,635,810	FNMA, 2.445%, 2/01/2047(b)	1,746,882
1,799,098	FNMA, 2.450%, 6/01/2036(b)	1,918,708
2,590,727	FNMA, 2.453%, 10/01/2033(b)	2,751,307
1,759,002	FNMA, 2.453%, 4/01/2034(b)	1,866,410
910,397	FNMA, 2.454%, 2/01/2037(b)	968,882
416,166	FNMA, 2.455%, 4/01/2033(b)	441,756
3,321,880	FNMA, 2.473%, 8/01/2035(b)	3,517,206
4,846,105	FNMA, 2.530%, 6/01/2037(b)	5,202,758
1,988,197	FNMA, 2.537%, 6/01/2033(b)	2,106,773
4,812,687	FNMA, 2.550%, 7/01/2037(b)	5,123,955
1,522,741	FNMA, 2.679%, 5/01/2035(b)	1,635,228
418,979	FNMA, 2.682%, 8/01/2033(b)	446,304
569,391	FNMA, 2.698%, 8/01/2036(b)	608,504
965,069	FNMA, 2.854%, 7/01/2041(b)	1,011,346
2,468,688	FNMA, 3.223%, 6/01/2035(b)	2,642,021

		130,363,511

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Mortgage Related — 19.3%
$145,835	FHLMC, 3.000%, 10/01/2026	$151,995
1,044,738	FHLMC, 4.000%, with various maturities from 2024 to 2042(c)	1,116,041
815,780	FHLMC, 4.500%, with various maturities from 2025 to 2034(c)	872,312
360,504	FHLMC, 5.500%, 10/01/2023	393,191
33,459	FHLMC, 6.000%, 11/01/2019	35,518
481,905	FHLMC, 6.500%, with various maturities from 2017 to 2034(c)	557,327
4,010	FHLMC, 7.000%, 2/01/2016	4,030
539	FHLMC, 7.500%, 6/01/2026	621
1,612	FHLMC, 10.000%, 7/01/2019	1,753
24,352	FHLMC, 11.500%, 4/01/2020	24,805
200,621	FNMA, 3.000%, 3/01/2042	203,869
2,869,735	FNMA, 5.000%, with various maturities from 2037 to 2038(c)	3,176,383
1,443,411	FNMA, 5.500%, with various maturities from 2018 to 2033(c)	1,610,274
2,292,867	FNMA, 6.000%, with various maturities from 2017 to 2022(c)	2,532,667
336,868	FNMA, 6.500%, with various maturities from 2017 to 2037(c)	382,576
19,106	FNMA, 7.000%, 12/01/2022	19,164
113,436	FNMA, 7.500%, with various maturities from 2017 to 2032(c)	131,013
561	FNMA, 8.000%, 5/01/2016	564
4,920,020	GNMA, 1.868%, 2/20/2061(b)	5,127,876
3,769,552	GNMA, 2.077%, 2/20/2063(b)	3,948,255
4,660,869	GNMA, 2.352%, 3/20/2063(b)	4,936,261
2,663,276	GNMA, 2.564%, 2/20/2063(b)	2,832,874
4,430,433	GNMA, 4.479%, 2/20/2062	4,761,931
4,612,167	GNMA, 4.521%, 12/20/2061	4,942,334
6,923,353	GNMA, 4.532%, 12/20/2062	7,547,881
18,065,706	GNMA, 4.556%, 12/20/2061	19,333,973
2,291,013	GNMA, 4.560%, 3/20/2062	2,459,991
12,388,989	GNMA, 4.583%, 11/20/2062	13,461,776
1,501,360	GNMA, 4.599%, 4/20/2063	1,643,580
4,341,803	GNMA, 4.604%, 6/20/2062	4,689,846
1,452,170	GNMA, 4.616%, 8/20/2061	1,544,588
1,842,992	GNMA, 4.639%, 3/20/2062	1,981,901
7,782,336	GNMA, 4.659%, 2/20/2062	8,376,245
9,315,158	GNMA, 4.685%, 8/20/2061	9,859,033
3,662,786	GNMA, 4.689%, 2/20/2062	3,928,979
1,891,717	GNMA, 4.698%, 7/20/2061	2,006,111
8,125,557	GNMA, 4.700%, with various maturities in 2061(c)	8,636,082
1,785,270	GNMA, 4.717%, 3/20/2061	1,888,762
1,492,773	GNMA, 4.808%, 8/20/2062	1,599,642
782,874	GNMA, 5.167%, 4/20/2061	834,156
21,222	GNMA, 6.000%, 12/15/2031	24,543
96,304	GNMA, 6.500%, 5/15/2031	113,865
100,076	GNMA, 7.000%, 10/15/2028	115,811
4,755,627	Government National Mortgage Association, Series 2015-H04, Class FL, 0.662%, 2/20/2065(b)	4,756,388
7,152,002	Government National Mortgage Association, Series 2015-H05, Class FA, 0.492%, 4/20/2061(b)	7,125,225

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Mortgage Related — continued
$15,879,318	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065	$16,047,036
7,313,506	Government National Mortgage Association, Series 2015-H12, Class FL, 0.422%, 5/20/2065(b)	7,233,043

		162,972,091

	Non-Agency Commercial Mortgage-Backed Securities — 6.4%
1,199,364	A10 Securitization LLC, Series 2014-1, Class A1, 1.720%, 4/15/2033, 144A	1,196,912
1,780,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.784%, 4/10/2049(b)	1,846,955
319,287	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	335,523
3,700,000	CDGJ Commercial Mortgage Trust Pass Through Certificates, Series 2014-BXCH, 1.607%, 12/15/2027, 144A(b)	3,676,035
3,215,000	CG-CCRE Commercial Mortgage Trust, Series 2014-FL1, Class A, 1.148%, 6/15/2031, 144A(b)	3,201,295
3,040,000	Commercial Mortgage Trust, Series 2014-FL5, Class SV1, 2.048%, 10/15/2031, 144A(b)(d)	3,037,972
2,981,147	GP Portfolio Trust, Series 2014-GPP, Class A, 1.157%, 2/15/2027, 144A(b)	2,963,448
4,140,377	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	4,346,605
4,228,779	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	4,389,650
5,535,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-CBM, Class A, 1.107%, 10/15/2029, 144A(b)	5,492,065
248,913	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB15, Class A4, 5.814%, 6/12/2043(b)	252,112
2,380,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class A, 1.187%, 7/15/2031, 144A(b)	2,363,469
4,115,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class A, 1.894%, 7/15/2036, 144A(b)	4,115,000
1,627,874	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 2/15/2040	1,696,163
1,067,710	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	1,107,395
375,103	Morgan Stanley Capital I, Series 2007-HQ12, Class A5, 5.902%, 4/12/2049(b)	374,503
667,774	PFP III Ltd., Series 2014-1, Class A, 1.629%, 6/14/2031, 144A(b)	667,365
3,420,000	Resource Capital Corp. Ltd., Series 2014-CRE2, Class A, 1.257%, 4/15/2032, 144A(b)	3,396,836
3,700,000	Starwood Retail Property Trust, Inc., 1.427%, 11/15/2027, 144A(b)	3,668,916
3,816,030	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/2048	3,909,076
1,402,310	Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3, 5.678%, 5/15/2046	1,480,651

		53,517,946

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Sovereigns — 0.2%
$1,955,000	U.S. Department of Housing and Urban Development, Series 4, 1.880%, 8/01/2019	$1,992,829

	Treasuries — 27.5%
8,060,000	U.S. Treasury Note, 0.625%, 6/30/2017	8,064,618
8,375,000	U.S. Treasury Note, 0.750%, 3/31/2018	8,363,007
31,080,000	U.S. Treasury Note, 0.875%, 10/15/2017	31,208,702
30,745,000	U.S. Treasury Note, 0.875%, 1/15/2018	30,827,458
12,805,000	U.S. Treasury Note, 1.000%, 12/15/2017	12,884,365
38,250,000	U.S. Treasury Note, 1.125%, 6/15/2018	38,511,477
8,120,000	U.S. Treasury Note, 1.250%, 10/31/2018	8,189,361
23,950,000	U.S. Treasury Note, 1.250%, 1/31/2020	23,924,422
4,860,000	U.S. Treasury Note, 1.500%, 5/31/2020	4,902,272
21,810,000	U.S. Treasury Note, 1.625%, 3/31/2019	22,209,843
2,385,000	U.S. Treasury Note, 1.625%, 8/31/2019	2,425,929
10,050,000	U.S. Treasury Note, 1.625%, 12/31/2019	10,200,750
17,125,000	U.S. Treasury Note, 1.625%, 7/31/2020	17,334,165
6,140,000	U.S. Treasury Note, 1.750%, 9/30/2022	6,136,801
6,265,000	U.S. Treasury Note, 2.125%, 8/31/2020	6,483,135

		231,666,305

	Total Bonds and Notes (Identified Cost $820,727,322)	819,884,919

Short-Term Investments — 2.9%
10,330,000	Federal Home Loan Bank Discount Notes, 0.050%, 11/02/2015(e)	10,329,401
14,220,457	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2015 at 0.010% to be repurchased at $14,220,461 on 10/01/2015 collateralized by $14,665,000 U.S. Treasury Note, 1.500% due 1/31/2022 valued at $14,508,450 including accrued interest (Note 2 of Notes to Financial Statements)	14,220,457

	Total Short-Term Investments (Identified Cost $24,549,998)	24,549,858

	Total Investments — 100.1% (Identified Cost $845,277,320)(a)	844,434,777
	Other assets less liabilities — (0.1)%	(580,652)

	Net Assets — 100.0%	$843,854,125

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2015, the net unrealized depreciation on investments based on a cost of $845,367,402 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$5,870,425
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(6,803,050)

	Net unrealized depreciation	$(932,625)

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of September 30, 2015

Loomis Sayles Limited Term Government and Agency Fund – (continued)

(b)	Variable rate security. Rate as of September 30, 2015 is disclosed.
(c)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(d)	Illiquid security. At September 30, 2015, the value of this security amounted to $3,037,972 or 0.4% of net assets. Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. See Note 2 of Notes to Financial Statements.
(e)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the value of Rule 144A holdings amounted to $51,287,662 or 6.1% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REMIC	Real Estate Mortgage Investment Conduit

Industry Summary at September 30, 2015

Treasuries	27.5%
Mortgage Related	19.3
Collateralized Mortgage Obligations	15.7
Hybrid ARMs	15.5
Agency Commercial Mortgage-Backed Securities	10.6
Non-Agency Commercial Mortgage-Backed Securities	6.4
Other Investments, less than 2% each	2.2
Short-Term Investments	2.9

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

|  62

Statements of Assets and Liabilities

September 30, 2015

	Core Plus Bond Fund	High Income Fund	Limited Term Government and Agency Fund
ASSETS
Investments at cost	$7,388,389,883	$180,881,744	$845,277,320
Net unrealized depreciation	(378,384,718)	(16,550,017)	(842,543)

Investments at value	7,010,005,165	164,331,727	844,434,777
Cash	177,099	—	94,509
Receivable for Fund shares sold	10,734,646	70,968	9,636,232
Receivable for securities sold	104,101,505	2,364,913	10,322,670
Receivable for when-issued/delayed delivery securities sold (Note 2)	721,865,212	—	—
Collateral received for delayed delivery securities or forward foreign currency contracts (Notes 2 and 4)	1,948,000	278,566	—
Dividends and interest receivable	65,880,437	2,571,514	2,772,449
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	301,892	—
Tax reclaims receivable	15,030	100	—
Receivable for variation margin on futures contracts (Note 2)	—	18,328	—

TOTAL ASSETS	7,914,727,094	169,938,008	867,260,637

LIABILITIES
Payable for securities purchased	16,979,482	1,232,845	18,562,115
Payable for when-issued/delayed delivery securities purchased (Note 2)	1,248,491,798	420,000	—
Payable for Fund shares redeemed	30,456,768	238,359	3,812,999
Unrealized depreciation on forward foreign currency contracts (Note 2)	3,135	38,485	—
Due to brokers (Note 2)	1,948,000	278,566	—
Distributions payable	—	—	329,820
Management fees payable (Note 6)	1,822,532	58,386	248,384
Deferred Trustees’ fees (Note 6)	294,558	133,558	270,830
Administrative fees payable (Note 6)	245,756	6,191	29,563
Payable to distributor (Note 6d)	48,571	4,889	4,333
Other accounts payable and accrued expenses	919,731	208,357	148,468

TOTAL LIABILITIES	1,301,210,331	2,619,636	23,406,512

NET ASSETS	$6,613,516,763	$167,318,372	$843,854,125

NET ASSETS CONSIST OF:
Paid-in capital	$7,038,551,795	$183,112,242	$855,258,532
Undistributed (Distributions in excess of) net investment income	(24,672,798)	61,927	38,911
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(21,843,320)	609,037	(10,600,775)
Net unrealized depreciation on investments, futures contracts and foreign currency translations	(378,518,914)	(16,464,834)	(842,543)

NET ASSETS	$6,613,516,763	$167,318,372	$843,854,125

See accompanying notes to financial statements.

63  |

Statements of Assets and Liabilities (continued)

September 30, 2015

	Core Plus Bond Fund	High Income Fund	Limited Term Government and Agency Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$912,661,701	$37,869,625	$346,317,011

Shares of beneficial interest	73,970,101	9,493,697	29,931,223

Net asset value and redemption price per share	$12.34	$3.99	$11.57

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$12.92	$4.18	$11.93

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$89,174	$2,475	$2,643,128

Shares of beneficial interest	7,187	619	228,721

Net asset value and offering price per share	$12.41	$4.00	$11.56

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$354,284,534	$12,609,310	$63,167,138

Shares of beneficial interest	28,722,913	3,153,387	5,454,860

Net asset value and offering price per share	$12.33	$4.00	$11.58

Class N shares:
Net assets	$2,209,109,859	$—	$—

Shares of beneficial interest	177,608,361	—	—

Net asset value, offering and redemption price per share	$12.44	$—	$—

Class Y shares:
Net assets	$3,137,371,495	$116,836,962	$431,726,848

Shares of beneficial interest	252,374,522	29,355,096	37,197,009

Net asset value, offering and redemption price per share	$12.43	$3.98	$11.61

See accompanying notes to financial statements.

|  64

Statements of Operations

For the Year Ended September 30, 2015

	Core Plus Bond Fund	High Income Fund	Limited Term Government and Agency Fund
INVESTMENT INCOME
Interest	$209,831,815	$10,007,638	$15,234,240
Dividends	173,901	678,019	—
Less net foreign taxes withheld	—	(1,031)	—

	210,005,716	10,684,626	15,234,240

Expenses
Management fees (Note 6)	18,852,460	1,159,904	2,812,348
Service and distribution fees (Note 6)	6,016,587	253,780	1,448,782
Administrative fees (Note 6)	2,462,399	82,447	327,599
Trustees’ fees and expenses (Note 6)	102,201	18,127	23,504
Transfer agent fees and expenses (Note 6 and 7)	3,661,302	200,124	578,014
Audit and tax services fees	53,058	57,144	55,749
Custodian fees and expenses	266,068	51,418	41,073
Legal fees	63,453	2,208	8,522
Registration fees	1,165,592	92,511	109,138
Shareholder reporting expenses	241,067	16,457	45,821
Miscellaneous expenses	78,541	16,351	22,184

Total expenses	32,962,728	1,950,471	5,472,734
Less waiver and/or expense reimbursement (Note 6)	—	(34,189)	—

Net expenses	32,962,728	1,916,282	5,472,734

Net investment income	177,042,988	8,768,344	9,761,506

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(41,502,080)	1,051,322	4,686,019
Futures contracts	—	(207,831)	—
Foreign currency transactions	(4,124,724)	576,927	—
Net change in unrealized appreciation (depreciation) on:
Investments	(386,095,386)	(19,011,656)	(4,747,808)
Futures contracts	—	(211,910)	—
Foreign currency translations	112,686	142,815	—

Net realized and unrealized loss on investments, futures contracts and foreign currency transactions	(431,609,504)	(17,660,333)	(61,789)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(254,566,516)	$(8,891,989)	$9,699,717

See accompanying notes to financial statements.

65  |

Statements of Changes in Net Assets

	Core Plus Bond Fund		High Income Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014
FROM OPERATIONS:
Net investment income	$177,042,988	$50,461,918	$8,768,344	$8,288,158
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	(45,626,804)	24,167,793	1,420,418	4,801,655
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(385,982,700)	20,916,723	(19,080,751)	619,322

Net increase (decrease) in net assets resulting from operations	(254,566,516)	95,546,434	(8,891,989)	13,709,135

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(26,885,360)	(16,342,911)	(1,926,317)	(2,319,281)
Class B	(7,582)	(25,257)	(2,085)	(10,542)
Class C	(7,733,753)	(5,957,503)	(515,596)	(607,126)
Class N	(49,766,784)	(1,590,647)	—	—
Class Y	(87,014,555)	(31,114,909)	(6,296,139)	(5,768,684)
Net realized capital gains
Class A	(4,930,224)	(136,985)	(1,004,492)	(2,541,543)
Class B	(3,385)	(359)	(2,711)	(15,464)
Class C	(2,095,167)	(68,534)	(348,393)	(825,367)
Class N	(4,180,187)	(6,286)	—	—
Class Y	(12,020,152)	(216,547)	(3,159,866)	(5,865,247)

Total distributions	(194,637,149)	(55,459,938)	(13,255,599)	(17,953,254)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	4,746,612,794	959,743,921	6,973,865	17,157,058

Net increase (decrease) in net assets	4,297,409,129	999,830,417	(15,173,723)	12,912,939
NET ASSETS
Beginning of the year	2,316,107,634	1,316,277,217	182,492,095	169,579,156

End of the year	$6,613,516,763	$2,316,107,634	$167,318,372	$182,492,095

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(24,672,798)	$2,265,864	$61,927	$(990,073)

See accompanying notes to financial statements.

|  66

Statements of Changes in Net Assets (continued)

	Limited Term Government and Agency Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014
FROM OPERATIONS:
Net investment income	$9,761,506	$9,093,415
Net realized gain on investments	4,686,019	685,538
Net change in unrealized appreciation (depreciation) on investments	(4,747,808)	(170,093)

Net increase (decrease) in net assets resulting from operations	9,699,717	9,608,860

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(5,253,842)	(7,143,858)
Class B	(29,227)	(70,496)
Class C	(503,848)	(819,006)
Class Y	(6,898,857)	(5,695,825)

Total distributions	(12,685,774)	(13,729,185)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	141,117,260	24,611,252

Net increase (decrease) in net assets	138,131,203	20,490,927
NET ASSETS
Beginning of the year	705,722,922	685,231,995

End of the year	$843,854,125	$705,722,922

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$38,911	$(509,665)

See accompanying notes to financial statements.

67  |

Financial Highlights

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class A
	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$13.18	$12.71		$13.52	$12.71	$12.75

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37	0.42		0.44	0.43	0.52
Net realized and unrealized gain (loss)	(0.77)	0.51		(0.51)	1.07	0.03 (b)

Total from Investment Operations	(0.40)	0.93		(0.07)	1.50	0.55

LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)	(0.46)		(0.55)	(0.50)	(0.59)
Net realized capital gains	(0.08)	(0.00	)(c)	(0.19)	(0.19)	—

Total Distributions	(0.44)	(0.46)		(0.74)	(0.69)	(0.59)

Net asset value, end of the period	$12.34	$13.18		$12.71	$13.52	$12.71

Total return(d)	(3.13)%	7.43%		(0.61)%	12.18%	4.42%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$912,662	$642,784		$436,199	$479,823	$237,759
Net expenses	0.74%	0.79	%(e)	0.79%	0.82%	0.87%
Gross expenses	0.74%	0.79	%(e)	0.79%	0.82%	0.87%
Net investment income	2.87%	3.19%		3.29%	3.31%	4.07%
Portfolio turnover rate	175%	122%		107%	78%	86%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class B
	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$13.24	$12.77		$13.57	$12.75	$12.79

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26	0.33		0.33	0.34	0.42
Net realized and unrealized gain (loss)	(0.75)	0.50		(0.50)	1.07	0.03 (b)

Total from Investment Operations	(0.49)	0.83		(0.17)	1.41	0.45

LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)	(0.36)		(0.44)	(0.40)	(0.49)
Net realized capital gains	(0.08)	(0.00	)(c)	(0.19)	(0.19)	—

Total Distributions	(0.34)	(0.36)		(0.63)	(0.59)	(0.49)

Net asset value, end of the period	$12.41	$13.24		$12.77	$13.57	$12.75

Total return(d)	(3.82)%	6.56%		(1.32)%	11.38%	3.60%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$89	$678		$1,180	$2,386	$3,092
Net expenses	1.49%	1.55	%(e)	1.54%	1.57%	1.62%
Gross expenses	1.49%	1.55	%(e)	1.54%	1.57%	1.62%
Net investment income	2.00%	2.51%		2.50%	2.61%	3.32%
Portfolio turnover rate	175%	122%		107%	78%	86%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class C
	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$13.18	$12.72		$13.53	$12.71	$12.76

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.27	0.32		0.34	0.33	0.42
Net realized and unrealized gain (loss)	(0.77)	0.50		(0.51)	1.08	0.02 (b)

Total from Investment Operations	(0.50)	0.82		(0.17)	1.41	0.44

LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)	(0.36)		(0.45)	(0.40)	(0.49)
Net realized capital gains	(0.08)	(0.00	)(c)	(0.19)	(0.19)	—

Total Distributions	(0.35)	(0.36)		(0.64)	(0.59)	(0.49)

Net asset value, end of the period	$12.33	$13.18		$12.72	$13.53	$12.71

Total return(d)	(3.86)%	6.54%		(1.36)%	11.46%	3.56%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$354,285	$256,307		$232,034	$275,346	$137,836
Net expenses	1.49%	1.54	%(e)	1.54%	1.57%	1.62%
Gross expenses	1.49%	1.54	%(e)	1.54%	1.57%	1.62%
Net investment income	2.11%	2.46%		2.54%	2.55%	3.32%
Portfolio turnover rate	175%	122%		107%	78%	86%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class N
	Year Ended September 30, 2015	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$13.28	$12.80		$13.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.42	0.46		0.32
Net realized and unrealized gain (loss)	(0.78)	0.52		(0.59)

Total from Investment Operations	(0.36)	0.98		(0.27)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.40)	(0.50)		(0.36)
Net realized capital gains	(0.08)	(0.00	)(b)	—

Total Distributions	(0.48)	(0.50)		(0.36)

Net asset value, end of the period	$12.44	$13.28		$12.80

Total return	(2.82)%	7.81%		(2.02	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,209,110	$105,514		$19,247
Net expenses	0.40%	0.46%		0.44	%(d)
Gross expenses	0.40%	0.46%		0.44	%(d)
Net investment income	3.27%	3.42%		3.81	%(d)
Portfolio turnover rate	175%	122%		107%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Periods less than one year are not annualized.
(d)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

71  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Core Plus Bond Fund—Class Y
	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Net asset value, beginning of the period	$13.27	$12.80		$13.61	$12.78	$12.82

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.41	0.45		0.47	0.46	0.55
Net realized and unrealized gain (loss)	(0.78)	0.51		(0.51)	1.09	0.03 (b)

Total from Investment Operations	(0.37)	0.96		(0.04)	1.55	0.58

LESS DISTRIBUTIONS FROM:
Net investment income	(0.39)	(0.49)		(0.58)	(0.53)	(0.62)
Net realized capital gains	(0.08)	(0.00	)(c)	(0.19)	(0.19)	—

Total Distributions	(0.47)	(0.49)		(0.77)	(0.72)	(0.62)

Net asset value, end of the period	$12.43	$13.27		$12.80	$13.61	$12.78

Total return	(2.89)%	7.65%		(0.35)%	12.54%	4.65%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,137,371	$1,310,824		$627,617	$634,946	$143,215
Net expenses	0.49%	0.54	%(d)	0.54%	0.58%	0.62%
Gross expenses	0.49%	0.54	%(d)	0.54%	0.58%	0.62%
Net investment income	3.14%	3.42%		3.54%	3.50%	4.31%
Portfolio turnover rate	175%	122%		107%	78%	86%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Amount rounds to less than $0.01 per share.
(d)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  72

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class A
	Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011
Net asset value, beginning of the period	$4.49		$4.59	$4.60		$4.46		$4.91

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19		0.21	0.24		0.24		0.28
Net realized and unrealized gain (loss)	(0.39)		0.17	0.03		0.59		(0.42)

Total from Investment Operations	(0.20)		0.38	0.27		0.83		(0.14)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)		(0.22)	(0.27)		(0.30)		(0.31)
Net realized capital gains	(0.11)		(0.26)	(0.01)		(0.39)		—

Total Distributions	(0.30)		(0.48)	(0.28)		(0.69)		(0.31)

Net asset value, end of the period	$3.99		$4.49	$4.59		$4.60		$4.46

Total return(b)	(4.78	)%(c)	8.42%	6.27%		20.90	%(c)	(3.30)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$37,870		$42,630	$45,791		$95,876		$59,907
Net expenses	1.11	%(d)(e)	1.14%	1.15	%(f)	1.15	%(d)	1.15	%(g)
Gross expenses	1.13%		1.14%	1.15	%(f)	1.19%		1.15	%(g)
Net investment income	4.41%		4.57%	5.11%		5.50%		5.60%
Portfolio turnover rate	69%		59%	47%		34%		67%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2015, the expense limit decreased to 1.10%.
(f)	Includes fee/expense recovery of 0.02%.
(g)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

73  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class B
	Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011
Net asset value, beginning of the period	$4.51		$4.61	$4.61		$4.47		$4.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16		0.18	0.21		0.21		0.25
Net realized and unrealized gain (loss)	(0.42)		0.16	0.03		0.58		(0.43)

Total from Investment Operations	(0.26)		0.34	0.24		0.79		(0.18)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)		(0.18)	(0.23)		(0.26)		(0.27)
Net realized capital gains	(0.11)		(0.26)	(0.01)		(0.39)		—

Total Distributions	(0.25)		(0.44)	(0.24)		(0.65)		(0.27)

Net asset value, end of the period	$4.00		$4.51	$4.61		$4.61		$4.47

Total return(b)	(6.05)%		7.51%	5.66%		19.93	%(c)	(4.04)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2		$122	$385		$560		$738
Net expenses	1.86	%(d)	1.90%	1.90	%(e)	1.90	%(f)	1.90	%(e)
Gross expenses	1.86%		1.90%	1.90	%(e)	1.94%		1.90	%(e)
Net investment income	3.59%		3.88%	4.37%		4.79%		4.90%
Portfolio turnover rate	69%		59%	47%		34%		67%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Effective July 1, 2015, the expense limit decreased to 1.85%.
(e)	Includes fee/expense recovery of 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  74

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class C
	Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011
Net asset value, beginning of the period	$4.50		$4.61	$4.61		$4.47		$4.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16		0.18	0.21		0.21		0.25
Net realized and unrealized gain (loss)	(0.39)		0.16	0.04		0.59		(0.43)

Total from Investment Operations	(0.23)		0.34	0.25		0.80		(0.18)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)		(0.19)	(0.24)		(0.27)		(0.27)
Net realized capital gains	(0.11)		(0.26)	(0.01)		(0.39)		—

Total Distributions	(0.27)		(0.45)	(0.25)		(0.66)		(0.27)

Net asset value, end of the period	$4.00		$4.50	$4.61		$4.61		$4.47

Total return(b)	(5.48	)%(c)	7.60%	5.46%		19.96	%(c)	(4.02)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$12,609		$14,555	$15,233		$16,863		$15,790
Net expenses	1.86	%(d)(e)	1.89%	1.90	%(f)	1.90	%(d)	1.90	%(f)
Gross expenses	1.88%		1.89%	1.90	%(f)	1.94%		1.90	%(f)
Net investment income	3.68%		3.84%	4.36%		4.78%		4.89%
Portfolio turnover rate	69%		59%	47%		34%		67%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2015, the expense limit decreased to 1.85%.
(f)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

75  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class Y
	Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011
Net asset value, beginning of the period	$4.48		$4.59	$4.59		$4.46		$4.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20		0.22	0.25		0.26		0.29
Net realized and unrealized gain (loss)	(0.39)		0.16	0.04		0.57		(0.41)

Total from Investment Operations	(0.19)		0.38	0.29		0.83		(0.12)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)		(0.23)	(0.28)		(0.31)		(0.32)
Net realized capital gains	(0.11)		(0.26)	(0.01)		(0.39)		—

Total Distributions	(0.31)		(0.49)	(0.29)		(0.70)		(0.32)

Net asset value, end of the period	$3.98		$4.48	$4.59		$4.59		$4.46

Total return	(4.54	)%(b)	8.72%	6.56%		20.93	%(b)	(2.86)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$116,837		$125,185	$108,170		$110,917		$38,011
Net expenses	0.86	%(c)(d)	0.89%	0.90	%(e)	0.90	%(c)	0.90	%(e)
Gross expenses	0.88%		0.89%	0.90	%(e)	0.95%		0.90	%(e)
Net investment income	4.67%		4.83%	5.37%		5.78%		5.86%
Portfolio turnover rate	69%		59%	47%		34%		67%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2015, the expense limit decreased to 0.85%.
(e)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

|  76

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class A
	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011
Net asset value, beginning of the period	$11.61	$11.68		$12.04		$11.87		$12.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14	0.16		0.13		0.18		0.17
Net realized and unrealized gain (loss)	0.01 (b)	0.01		(0.23)		0.28		0.03

Total from Investment Operations	0.15	0.17		(0.10)		0.46		0.20

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.24)		(0.26)		(0.29)		(0.26)
Net realized capital gains	—	—		(0.00	)(c)	(0.00	)(c)	(0.09)
Paid-in capital	—	—		(0.00	)(c)	—		—

Total Distributions	(0.19)	(0.24)		(0.26)		(0.29)		(0.35)

Net asset value, end of the period	$11.57	$11.61		$11.68		$12.04		$11.87

Total return(d)	1.26%	1.44%		(0.81)%		3.94	%(e)	1.71	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$346,317	$314,360		$355,212		$357,870		$293,675
Net expenses	0.77%	0.80	%(f)	0.87	%(g)	0.85	%(h)	0.85	%(h)
Gross expenses	0.77%	0.80	%(f)	0.87	%(g)	0.90%		0.92%
Net investment income	1.21%	1.35%		1.11%		1.54%		1.44%
Portfolio turnover rate	48%	24%		39%		56%		66%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Includes fee/expense recovery of less than 0.01%.
(g)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 0.84%.
(h)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

77  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class B
	Year Ended September 30, 2015		Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011
Net asset value, beginning of the period	$11.60		$11.67		$12.03		$11.86		$12.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06		0.07		0.04		0.10		0.09
Net realized and unrealized gain (loss)	(0.00	)(b)	0.01		(0.23)		0.27		0.03

Total from Investment Operations	0.06		0.08		(0.19)		0.37		0.12

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)		(0.15)		(0.17)		(0.20)		(0.17)
Net realized capital gains	—		—		(0.00	)(b)	(0.00	)(b)	(0.09)
Paid-in capital	—		—		(0.00	)(b)	—		—

Total Distributions	(0.10)		(0.15)		(0.17)		(0.20)		(0.26)

Net asset value, end of the period	$11.56		$11.60		$11.67		$12.03		$11.86

Total return(c)	0.50%		0.69%		(1.56)%		3.17	%(d)	1.04	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,643		$4,203		$5,930		$8,370		$10,976
Net expenses	1.53%		1.55	%(e)	1.62	%(f)	1.60	%(g)	1.60	%(g)
Gross expenses	1.53%		1.55	%(e)	1.62	%(f)	1.65%		1.68%
Net investment income	0.49%		0.61%		0.34%		0.81%		0.72%
Portfolio turnover rate	48%		24%		39%		56%		66%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 1.59%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  78

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class C
	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011
Net asset value, beginning of the period	$11.62	$11.69		$12.05		$11.88		$12.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05	0.07		0.04		0.10		0.08
Net realized and unrealized gain (loss)	0.01 (b)	0.01		(0.23)		0.27		0.03

Total from Investment Operations	0.06	0.08		(0.19)		0.37		0.11

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.15)		(0.17)		(0.20)		(0.17)
Net realized capital gains	—	—		(0.00	)(c)	(0.00	)(c)	(0.09)
Paid-in capital	—	—		(0.00	)(c)	—		—

Total Distributions	(0.10)	(0.15)		(0.17)		(0.20)		(0.26)

Net asset value, end of the period	$11.58	$11.62		$11.69		$12.05		$11.88

Total return(d)	0.51%	0.69%		(1.55)%		3.17	%(e)	0.96	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$63,167	$56,936		$71,963		$75,522		$68,776
Net expenses	1.53%	1.55	%(f)	1.62	%(g)	1.60	%(h)	1.60	%(h)
Gross expenses	1.53%	1.55	%(f)	1.62	%(g)	1.65%		1.67%
Net investment income	0.47%	0.61%		0.36%		0.80%		0.68%
Portfolio turnover rate	48%	24%		39%		56%		66%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Includes fee/expense recovery of less than 0.01%.
(g)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 1.59%.
(h)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

79  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class Y
	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012		Year Ended September 30, 2011
Net asset value, beginning of the period	$11.65	$11.72		$12.08		$11.91		$12.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17	0.18		0.16		0.21		0.20
Net realized and unrealized gain (loss)	0.01 (b)	0.02		(0.23)		0.28		0.04

Total from Investment Operations	0.18	0.20		(0.07)		0.49		0.24

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.27)		(0.29)		(0.32)		(0.29)
Net realized capital gains	—	—		(0.00	)(c)	(0.00	)(c)	(0.09)
Paid-in capital	—	—		(0.00	)(c)	—		—

Total Distributions	(0.22)	(0.27)		(0.29)		(0.32)		(0.38)

Net asset value, end of the period	$11.61	$11.65		$11.72		$12.08		$11.91

Total return	1.51%	1.70%		(0.56)%		4.19	%(d)	2.05	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$431,727	$330,224		$252,127		$220,444		$130,874
Net expenses	0.52%	0.55	%(e)	0.62	%(f)	0.60	%(g)	0.60	%(g)
Gross expenses	0.52%	0.55	%(e)	0.62	%(f)	0.65%		0.67%
Net investment income	1.45%	1.58%		1.35%		1.77%		1.68%
Portfolio turnover rate	48%	24%		39%		56%		66%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Amount rounds to less than $0.01 per share.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 0.59%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  80

Notes to Financial Statements

September 30, 2015

1.  Organization.  Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Each Fund is a diversified investment company.

The Funds each offer Class A, Class C and Class Y shares. In addition, Core Plus Bond Fund offers Class N shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares of Core Plus Bond Fund and High Income Fund are sold with a maximum front-end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 3.00%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered exclusively through intermediaries and are primarily intended for employer-sponsored retirement plans. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

See Note 12 for changes that take effect subsequent to September 30, 2015.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV,

81  |

Notes to Financial Statements (continued)

September 30, 2015

Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and, for Core Plus Bond Fund Class A, Class B, Class C and Class Y, collectively, and Class N individually, transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements except as disclosed in Note 12.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an

|  82

Notes to Financial Statements (continued)

September 30, 2015

independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the current settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared credit default swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of September 30, 2015, securities of the funds included in Net Assets (reflected at absolute value) were fair valued as follows:

Fund	Illiquid Securities[1]	Percentage of Net Assets	Other Fair Valued Securities[2]	Percentage of Net Assets
Core Plus Bond Fund	$13,227,749	0.2%	$940,950	Less than 0.1%
High Income Fund	2,149,500	1.3%	1,000,000	0.6%
Limited Term Government and Agency Fund	3,037,972	0.4%	—	—

[1]	Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures.
[2]	Fair valued by the Fund’s adviser.

83  |

Notes to Financial Statements (continued)

September 30, 2015

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the funds have net losses, reduce the amount of income available to be distributed by the funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

|  84

Notes to Financial Statements (continued)

September 30, 2015

During the year ended September 30, 2015, the amount of income available to be distributed by Core Plus Bond Fund and High Income Fund was reduced by $47,101,242 and $163,355, respectively, as a result of losses arising from changes in exchange rates.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the

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credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Swap Agreements.  The Funds may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statement of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statement of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund is

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September 30, 2015

required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking liquid assets or cash.

No swap agreements were held by the Funds during the year ended September 30, 2015.

g.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

h.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2015 and has concluded that no provisions for income tax are required.

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September 30, 2015

The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

i.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, contingent payment debt instruments, treasury inflation protected bonds, premium amortization, defaulted and/or non-income producing securities, paydown gains and losses, return of capital and capital gain distributions received, convertible bonds, deferred Trustees’ fees and distribution re-designations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, forward foreign currency and futures contracts mark-to-market, dividends payable, straddle deferrals, contingent payment debt instruments, convertible bonds, defaulted and/or non-income producing securities and return of capital distributions received. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

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Notes to Financial Statements (continued)

September 30, 2015

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2015 and 2014 were as follows:

	2015 Distributions Paid From:			2014 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Core Plus Bond Fund	$185,171,010	$9,466,139	$194,637,149	$55,031,227	$428,711	$55,459,938
High Income Fund	9,843,443	3,412,156	13,255,599	10,202,315	7,750,939	17,953,254
Limited Term Government and Agency Fund	12,685,774	—	12,685,774	13,729,185	—	13,729,185

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

	Core Plus Bond Fund	High Income Fund	Limited Term Government and Agency Fund
Undistributed ordinary income	$—	$873,445	$639,561
Undistributed long-term capital gains	—	384,263	—

Total undistributed earnings	—	1,257,708	639,561

Capital loss carryforward:	—	—	—
Short-term:
No expiration date	—	—	(2,555,389)
Long-term:
No expiration date	—	—	(7,955,304)

Total capital loss carryforward	—	—	(10,510,693)

Late-year ordinary and post-October capital loss deferrals*	(24,998,903)	—	—

Unrealized (depreciation)
Investments	(363,985,156)	(11,875,311)	(932,625)
Foreign currency translations	(35,756,415)	(4,730,391)	—

Total unrealized (depreciation)	(399,741,571)	(16,605,702)	(932,625)

Total accumulated losses	$(424,740,474)	$(15,347,994)	$(10,803,757)

Capital loss carryforward utilized in the current year	$—	$—	$1,288,133

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Core Plus Bond Fund is deferring foreign currency losses that occurred after October 31, 2014.

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j.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2015, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

k.  Due to Brokers.  Transactions and positions in certain futures, forward foreign currency contracts, swap agreements and delayed delivery commitments are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due to broker balance in the Statement of Assets and Liabilities for Core Plus Bond Fund represents cash received as collateral for delayed delivery securities. The due to broker balance in the Statement of Assets and Liabilities for High Income Fund represents securities received as collateral for forward foreign currency contracts. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

l.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

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Notes to Financial Statements (continued)

September 30, 2015

For the year ended September 30, 2015, none of the Funds had loaned securities under this agreement.

m.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in

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September 30, 2015

a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2015, at value:

Core Plus Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Agency Commercial Mortgage-Backed Securities	$—	$355,447,970	$12,286,799	(b)	$367,734,769
Oil Field Services	—	77,249,656	940,950	(c)	78,190,606
All Other Bonds and Notes(a)	—	5,979,249,862	—		5,979,249,862

Total Bonds and Notes	—	6,411,947,488	13,227,749		6,425,175,237

Senior Loans(a)	—	81,605,859	—		81,605,859
Preferred Stocks(a)	1,247,597	19,215,300	—		20,462,897
Short-Term Investments	—	482,761,172	—		482,761,172

Total	$1,247,597	$6,995,529,819	$13,227,749		$7,010,005,165

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(3,135)	$—		$(3,135)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.

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September 30, 2015

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$116,297	$750,966	(b)	$867,263
Non-Agency Commercial Mortgage-Backed Securities	—	2,637,007	935,000	(b)	3,572,007
All Other Non-Convertible Bonds(a)	—	138,178,189	—		138,178,189

Total Non-Convertible Bonds	—	140,931,493	1,685,966		142,617,459

Convertible Bonds(a)	—	8,747,942	—		8,747,942

Total Bonds and Notes	—	149,679,435	1,685,966		151,365,401

Senior Loans(a)	—	3,125,268	—		3,125,268
Preferred Stocks
Convertible Preferred Stocks
Midstream	—	456,055	—		456,055
REITs - Mortgage	—	112,008	—		112,008
All Other Convertible Preferred Stocks(a)	3,651,092	—	—		3,651,092

Total Convertible Preferred Stocks	3,651,092	568,063	—		4,219,155

Non-Convertible Preferred Stocks(a)	1,832,003	—	—		1,832,003

Total Preferred Stocks	5,483,095	568,063	—		6,051,158

Common Stocks(a)	1,205,337	—	—		1,205,337
Warrants(d)	20,711	—	—		20,711
Other Investments(a)	—	—	1,000,000	(c)	1,000,000
Short-Term Investments	—	1,563,852	—		1,563,852

Total Investments	6,709,143	154,936,618	2,685,966		164,331,727

Forward Foreign Currency Contracts (unrealized appreciation)	—	301,892	—		301,892

Total	$6,709,143	$155,238,510	$2,685,966		$164,633,619

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High Income Fund (continued)

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(38,485)	$—	$(38,485)
Futures Contracts (unrealized depreciation)	(160,868)	—	—	(160,868)

Total	$(160,868)	$(38,485)	$—	$(199,353)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.
(d)	Includes a security fair valued at zero using Level 2 inputs.

A preferred stock valued at $941,666 was transferred from Level 2 to Level 1 during the period ended September 30, 2015. At September 30, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service. At September 30, 2015, this security was valued at the last sale price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Agency Commercial Mortgage-Backed Securities	$—	$75,664,924	$14,113,679	(b)	$89,778,603
Collateralized Mortgage Obligations	—	132,064,448	20,837	(b)	132,085,285
Non-Agency Commercial Mortgage-Backed Securities	—	50,479,974	3,037,972	(b)	53,517,946
All Other Bonds and Notes(a)	—	544,503,085	—		544,503,085

Total Bonds and Notes	—	802,712,431	17,172,488		819,884,919

Short-Term Investments	—	24,549,858	—		24,549,858

Total	$—	$827,262,289	$17,172,488		$844,434,777

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.

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September 30, 2015

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2014 and/or September 30, 2015:

Core Plus Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$12,623,552	$—	$—	$—	$—
Airlines	4,362,720	—	—	—	—
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	(24,175)	12,310,974
Oil Field Services	—	—	(51,637)	(1,354,050)	—
Convertible Bonds
Wirelines	265,482	—	(103,458)	81,425	—

Total	$17,251,754	$—	$(155,095)	$(1,296,800)	$12,310,974

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2015
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$(12,623,552)	$—	$—
Airlines	—	—	(4,362,720)	—	—
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	12,286,799	(24,175)
Oil Field Services	(83,363)	2,430,000	—	940,950	(1,354,050)
Convertible Bonds
Wirelines	(243,449)	—	—	—	—

Total	$(326,812)	$2,430,000	$(16,986,272)	$13,227,749	$(1,378,225)

A debt security valued at $2,430,000 was transferred from Level 2 to Level 3 during the period ended September 30, 2015. At September 30, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2015, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

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Notes to Financial Statements (continued)

September 30, 2015

Debt securities valued at $16,986,272 were transferred from Level 3 to Level 2 during the period ended September 30, 2015. At September 30, 2014, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$447,739	$—	$—	$6,144	$310,000
Airlines	4,985	—	934	(1,031)	—
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	—	935,000
Convertible Bonds
Wirelines	5,740	—	(1,628)	1,152	—
Other investments
Aircraft ABS	—	—	—	—	1,000,000

Total	$458,464	$—	$(694)	$6,265	$2,245,000

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2015
Bonds and Notes
Non-Convertible Bonds
ABS Other	$(12,917)	$—	$—	$750,966	$6,144
Airlines	(4,888)	—	—	—	—
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	935,000	—
Convertible Bonds
Wirelines	(5,264)	—	—	—	—
Other investments
Aircraft ABS	—	—	—	1,000,000	—

Total	$(23,069)	$—	$—	$2,685,966	$6,144

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September 30, 2015

Limited Term Government and Agency Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$2,694,542	$—	$—	$—	$—
ABS Home Equity	160,459	—	1,375	1,136	—
Agency Commercial Mortgage-Backed Securities	14,488,062	—	—	(374,383)	—
Collateralized Mortgage Obligations	604,116	—	10	41	—
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	(5,977)	3,043,949

Total	$17,947,179	$—	$1,385	$(379,183)	$3,043,949

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2015
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$—	$(2,694,542)	$—	$—
ABS Home Equity	(162,970)	—	—	—	—
Agency Commercial Mortgage-Backed Securities	—	—	—	14,113,679	(374,383)
Collateralized Mortgage Obligations	(3,089)	—	(580,241)	20,837	39
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	3,037,972	(5,977)

Total	$(166,059)	$—	$(3,274,783)	$17,172,488	$(380,321)

Debt securities valued at $3,274,783 were transferred from Level 3 to Level 2 during the period ended September 30, 2015. At September 30, 2014, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

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All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that High Income Fund used during the period include forward foreign currency contracts and futures contracts. Derivative instruments that Core Plus Bond Fund used during the period include forward foreign currency contracts.

High Income Fund and Core Plus Bond Fund are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the year ended September 30, 2015, High Income Fund and Core Plus Bond Fund engaged in forward foreign currency transactions for hedging purposes.

High Income Fund is subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed-income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended September 30, 2015, High Income Fund used futures contracts to manage duration.

The following is a summary of derivative instruments for Core Plus Bond Fund as of September 30, 2015, as reflected within the Statement of Assets and Liabilities:

Liabilities	Unrealized Depreciation on Forward Foreign Currency Contracts
Over-the-counter liability derivatives Foreign exchange contracts	$(3,135)

Transactions in derivative instruments for Core Plus Bond Fund during the year ended September 30, 2015, as reflected within the Statement of Operations, were as follows:

Net Realized Loss on:	Foreign Currency Transactions[1]
Foreign exchange contracts	$(495,722)

Net Change in Unrealized Appreciation (Depreciation) on:	Foreign Currency Translations[1]
Foreign exchange contracts	$(3,135)

[1]

Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statement of Operations.

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The following is a summary of derivative instruments for High Income Fund as of September 30, 2015, as reflected within the Statement of Assets and Liabilities:

Assets	Unrealized Appreciation on Forward Foreign Currency Contracts	Unrealized Appreciation on Futures Contracts[1]	Total
Over-the-counter asset derivatives Foreign exchange contracts	$301,892	$—	$301,892

Liabilities	Unrealized Depreciation on Forward Foreign Currency Contracts	Unrealized Depreciation on Futures Contracts[1]	Total
Over-the-counter liability derivatives Foreign exchange contracts	$(38,485)	$—	$(38,485)
Exchange-traded/cleared liability derivatives Interest rate contracts	—	(160,868)	(160,868)

Total liability derivatives	$(38,485)	$(160,868)	$(199,353)

[1]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statement of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for High Income Fund during the year ended September 30, 2015, as reflected within the Statement of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures Contracts	Foreign Currency Transactions[2]
Interest rate contracts	$(207,831)	$—
Foreign exchange contracts	—	664,567

Total	$(207,831)	$664,567

Net Change in Unrealized Appreciation (Depreciation) on:	Futures Contracts	Foreign Currency Translations[2]
Interest rate contracts	$(211,910)	$—
Foreign exchange contracts	—	141,322

Total	$(211,910)	$141,322

[2]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statement of Operations.

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As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract and futures contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2015:

Core Plus Bond Fund	Forwards
Average Notional Amount Outstanding	0.12%
Highest Notional Amount Outstanding	0.21%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2015	0.21%

High Income Bond Fund	Forwards	Futures
Average Notional Amount Outstanding	2.84%	4.10%
Highest Notional Amount Outstanding	7.10%	7.47%
Lowest Notional Amount Outstanding	0.71%	2.75%
Notional Amount Outstanding as of September 30, 2015	7.10%	7.47%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically

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contain provisions that allow a counterparty to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of September 30, 2015, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements by counterparty, are as follows:

Core Plus Bond Fund
Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(3,135)	$—	$(3,135)	$—	$(3,135)

High Income Fund
Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$301,892	$(38,485)	$263,407	$(263,407)	$—

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(38,485)	$38,485	$—	$—	$—

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain

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transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the applicable Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2015:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
High Income Fund	$515,213	$213,321

These amounts include U.S. government and agency securities received as collateral for High Income Fund of $278,566. U.S. government and agency securities received as collateral are valued in accordance with the Fund’s valuation policies and are recorded on the Statement of Assets and Liabilities.

5.  Purchases and Sales of Securities.  For the year ended September 30, 2015, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$9,669,674,474	$8,539,268,482	$4,823,941,311	$1,110,740,401
High Income Fund	38,571,187	40,779,934	90,755,823	83,667,832
Limited Term Government and Agency Fund	389,959,280	235,812,742	137,682,640	126,999,616

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6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $400 million	Next $1.5 billion	Over $2 billion
Core Plus Bond Fund	0.2000%	0.1875%	0.1875%	0.1500%
High Income Fund	0.6000%	0.6000%	0.6000%	0.6000%
Limited Term Government and Agency Fund	0.3750%	0.3750%	0.3500%	0.3000%

NGAM Advisors, L.P. (“NGAM Advisors”) serves as the advisory administrator to Core Plus Bond Fund. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $1.9 billion	Over $2 billion
Core Plus Bond Fund	0.2000%	0.1875%	0.1500%

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2016 for Core Plus Bond Fund and Limited Term Government and Agency Fund and January 31, 2017 for High Income Fund, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

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For the year ended September 30, 2015, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class N	Class Y
Core Plus Bond Fund	0.80%	1.55%	1.55%	0.50%	0.55%
High Income Fund	1.10%	1.85%	1.85%	—	0.85%
Limited Term Government and Agency Fund	0.80%	1.55%	1.55%	—	0.55%

Prior to July 1, 2015, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class N	Class Y
High Income Fund	1.15%	1.90%	1.90%	—	0.90%

Loomis Sayles and NGAM Advisors have agreed to equally bear the waivers and/or expense reimbursements for Core Plus Bond Fund.

Loomis Sayles (and NGAM Advisors for Core Plus Bond Fund) shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2015, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Core Plus Bond Fund	$9,426,230	$—	$9,426,230	0.163%	0.163%
High Income Fund	1,159,904	34,189	1,125,715	0.600%	0.582%
Limited Term Government and Agency Fund	2,812,348	—	2,812,348	0.366%	0.366%

[1]	Management fee waivers are subject to possible recovery until September 30, 2016.

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For the year ended September 30, 2015, the advisory administration fees for Core Plus Bond Fund were as follows:

Advisory Administration Fee	Percentage of Average Daily Net Assets
$9,426,230	0.163%

No expenses were recovered for any of the Funds during the year ended September 30, 2015 under the terms of the expense agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), and a Distribution and Service Plan relating to each Fund’s Class B and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B and Class C shares.

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For the year ended September 30, 2015, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Core Plus Bond Fund	$2,386,947	$972	$906,438	$2,916	$2,719,314
High Income Fund	110,209	164	35,729	491	107,187
Limited Term Government and Agency Fund	823,258	8,396	147,985	25,188	443,955

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2015, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Core Plus Bond Fund	$2,462,399
High Income Fund	82,447
Limited Term Government and Agency Fund	327,599

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

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For the year ended September 30, 2015, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Core Plus Bond Fund	$3,427,448
High Income Fund	164,031
Limited Term Government and Agency Fund	320,818

As of September 30, 2015, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Core Plus Bond Fund	$48,571
High Income Fund	4,889
Limited Term Government and Agency Fund	4,333

Sub-transfer agent fees attributable to Class A, Class B, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended September 30, 2015 were as follows:

Fund	Commissions
Core Plus Bond Fund	$277,763
High Income Fund	8,814
Limited Term Government and Agency Fund	50,710

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The

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chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $5,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Gateway Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of September 30, 2015, Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentages of the Fund’s net assets:

Fund	Retirement Plan
Core Plus Bond Fund	0.06%
Limited Term Government and Agency Fund	0.14%

Investment activities of affiliated shareholders could have material impacts on the Funds.

7.  Class-Specific Transfer Agent Fees and Expenses.  For the year ended September 30, 2015, Core Plus Bond Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Class A	Class B	Class C	Class N	Class Y
Transfer Agent Fees and Expenses	$826,832	$318	$312,197	$2,280	$2,519,675

Transfer agent fees and expenses attributable to Class A, Class B, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

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All other Funds in this report allocate transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2015, none of the Funds had borrowings under this agreement.

Prior to April 16, 2015, the committed unsecured line of credit was $200,000,000 with an individual limit of $125,000,000 for each Fund that participated in the line of credit. In addition, the commitment fee was 0.10% per annum, payable at the end of each calendar quarter.

9.  Concentration of Risk.  Limited Term Government and Agency Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

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10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2015, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6)	Total Percentage of Ownership
Core Plus Bond Fund	1	6.06%	0.06%	6.12%
High Income Fund	3	27.42%	—	27.42%
Limited Term Government and Agency Fund	1	10.35%	0.14%	10.49%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
Core Plus Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	57,949,399	$757,297,253	29,795,175	$393,768,013
Issued in connection with the reinvestment of distributions	1,930,361	24,960,078	1,003,545	13,146,005
Redeemed	(34,689,593)	(445,393,927)	(16,328,796)	(214,096,387)

Net change	25,190,167	$336,863,404	14,469,924	$192,817,631

Class B
Issued from the sale of shares	90	$1,655	923	$12,023
Issued in connection with the reinvestment of distributions	527	6,876	1,536	20,111
Redeemed	(44,652)	(582,052)	(43,656)	(574,001)

Net change	(44,035)	$(573,521)	(41,197)	$(541,867)

Class C
Issued from the sale of shares	15,015,219	$196,948,567	7,230,506	$95,528,924
Issued in connection with the reinvestment of distributions	455,968	5,896,096	260,172	3,405,772
Redeemed	(6,190,729)	(79,756,335)	(6,291,404)	(81,808,202)

Net change	9,280,458	$123,088,328	1,199,274	$17,126,494

Class N
Issued from the sale of shares	189,587,048	$2,500,232,956	7,101,873	$95,126,708
Issued in connection with the reinvestment of distributions	4,023,156	52,220,483	119,610	1,591,071
Redeemed	(23,949,864)	(310,530,852)	(776,670)	(10,310,123)

Net change	169,660,340	$2,241,922,587	6,444,813	$86,407,656

Class Y
Issued from the sale of shares	237,417,381	$3,125,367,592	68,813,227	$914,578,778
Issued in connection with the reinvestment of distributions	6,287,665	81,758,696	1,861,139	24,597,610
Redeemed	(90,106,606)	(1,161,814,292)	(20,930,186)	(275,242,381)

Net change	153,598,440	$2,045,311,996	49,744,180	$663,934,007

Increase (decrease) from capital share transactions	357,685,370	$4,746,612,794	71,816,994	$959,743,921

111  |

Notes to Financial Statements (continued)

September 30, 2015

11.  Capital Shares (continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014
High Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	7,165,895	$31,113,644	5,133,818	$23,326,417
Issued in connection with the reinvestment of distributions	580,589	2,471,372	971,866	4,324,321
Redeemed	(7,757,369)	(33,308,895)	(6,566,505)	(29,978,953)

Net change	(10,885)	$276,121	(460,821)	$(2,328,215)

Class B
Issued from the sale of shares	—	$—	3,463	$15,765
Issued in connection with the reinvestment of distributions	790	3,364	4,994	22,266
Redeemed	(27,193)	(117,824)	(64,948)	(299,817)

Net change	(26,403)	$(114,460)	(56,491)	$(261,786)

Class C
Issued from the sale of shares	649,877	$2,832,749	504,940	$2,306,974
Issued in connection with the reinvestment of distributions	166,683	709,594	269,328	1,199,074
Redeemed	(900,836)	(3,893,227)	(844,464)	(3,842,672)

Net change	(84,276)	$(350,884)	(70,196)	$(336,624)

Class Y
Issued from the sale of shares	28,556,251	$124,963,285	12,451,931	$56,610,742
Issued in connection with the reinvestment of distributions	1,781,224	7,571,272	1,946,529	8,656,379
Redeemed	(28,942,559)	(125,371,469)	(10,009,792)	(45,183,438)

Net change	1,394,916	$7,163,088	4,388,668	$20,083,683

Increase (decrease) from capital share transactions	1,273,352	$6,973,865	3,801,160	$17,157,058

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Notes to Financial Statements (continued)

September 30, 2015

11.  Capital Shares (continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	9,649,293	$111,950,383	10,352,825	$120,783,887
Issued in connection with the reinvestment of distributions	375,777	4,361,038	509,189	5,940,640
Redeemed	(7,161,541)	(83,105,890)	(14,196,566)	(165,594,450)

Net change	2,863,529	$33,205,531	(3,334,552)	$(38,869,923)

Class B
Issued from the sale of shares	4,412	$51,055	109,804	$1,281,761
Issued in connection with the reinvestment of distributions	2,463	28,567	5,851	68,193
Redeemed	(140,481)	(1,628,030)	(261,431)	(3,046,644)

Net change	(133,606)	$(1,548,408)	(145,776)	$(1,696,690)

Class C
Issued from the sale of shares	2,240,435	$26,003,916	1,307,714	$15,266,049
Issued in connection with the reinvestment of distributions	27,082	314,602	43,490	507,877
Redeemed	(1,711,009)	(19,866,952)	(2,606,942)	(30,440,808)

Net change	556,508	$6,451,566	(1,255,738)	$(14,666,882)

Class Y
Issued from the sale of shares	24,653,312	$286,964,981	19,913,274	$232,904,721
Issued in connection with the reinvestment of distributions	339,019	3,946,537	270,399	3,163,665
Redeemed	(16,140,773)	(187,902,947)	(13,350,830)	(156,223,639)

Net change	8,851,558	$103,008,571	6,832,843	$79,844,747

Increase (decrease) from capital share transactions	12,137,989	$141,117,260	2,096,777	$24,611,252

12.  Subsequent Event.  On September 10, 2015, the Board of Trustees approved the following changes: (i) the early conversion of all of the Funds’ remaining Class B shares into Class A shares, effective at the close of business on January 11, 2016, (ii) a reduction of the maximum sales charge on purchases of Class A shares of Core Plus Bond Fund and High Income Fund from 4.50% to 4.25% and Limited Term Government and Agency Fund from 3.00% to 2.25% (plus other changes to the sales charge schedule), effective November 2, 2015, and (iii) a broadening of eligibility requirements for Class N shares to include investors with an initial minimum investment of $1,000,000, effective November 2, 2015.

113  |

Report of Independent Registered Public

Accounting Firm

To the Trustees of Natixis Funds Trust I and Shareholders of Loomis Sayles Core Plus Bond Fund and the Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles High Income Fund and Loomis Sayles Limited Term Government and Agency Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Core Bond Plus Fund, a series of Natixis Funds Trust I, and Loomis Sayles High Income Fund and Loomis Sayles Limited Term Government and Agency Fund, each a series of Loomis Sayles Funds II (collectively, the “Funds”) at September 30, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2015

|  114

2015 U.S. Tax Distribution Information to

Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2015, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Core Plus Bond	0.11%
High Income	5.80%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2015, unless subsequently determined to be different.

Fund	Amount
Core Plus Bond	$9,466,139
High Income	3,412,156

Qualified Dividend Income.  For the fiscal year ended September 30, 2015, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2015, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Core Plus Bond
High Income

115  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 for Natixis Funds Trust I and Loomis Sayles Funds II Chairperson of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Experience on the Board and significant experience on the boards of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

|  116

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	42 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

117  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review Committee Member	President, University of Massachusetts (formerly, Chancellor and faculty member, University of Massachusetts Lowell)	42 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005 Trustee since 1982 for Natixis Funds Trust I (including its predecessors); and since 2003 for Loomis Sayles Funds II

Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee

		President, Strategic Advisory Services (management consulting)	42 Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

|  118

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Chairperson of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 for Natixis Funds Trust I and Loomis Sayles Funds II Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

119  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 for Natixis Funds Trust I and Loomis Sayles Funds II	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	42 None	Continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 for Natixis Funds Trust I and Loomis Sayles Funds II President and Chief Executive Officer of Natixis Funds Trust I; President since 2008 and Chief Executive Officer since 2015 of Loomis Sayles Funds II	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2000 for Natixis Funds Trust I; since 2003 for Loomis Sayles Funds II	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

|  120

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s)	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

121  |

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Kenneth A. Drucker, Mr. Richard A. Goglia, Mr. Wendell J. Knox and Mr. Erik R. Sirri are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/13- 9/30/14	10/1/14- 9/30/15	10/1/13- 9/30/14	10/1/14- 9/30/15	10/1/13- 9/30/14	10/1/14- 9/30/15	10/1/13- 9/30/14	10/1/14- 9/30/15
Loomis Sayles Core Plus Bond Fund	$42,659	$42,693	$198	$920	$7,788	$7,905	$—	$—

1.	Audit-related fees consist of:

2014 & 2015 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2014 & 2015 – review of Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2014 and 2015 were $7,986 and $8,825, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/13- 9/30/14	10/1/14- 9/30/15	10/1/13- 9/30/14	10/1/14- 9/30/15	10/1/13- 9/30/14	10/1/14- 9/30/15
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/13- 9/30/14	10/1/14- 9/30/15
Control Affiliates	$228,621	$50,066

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an Independent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 20, 2015

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	November 20, 2015